Exhibit 10.29

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND ARE BEING FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN A CONFIDENTIAL TREATMENT REQUEST UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE SYMBOL “[***]” IN THIS EXHIBIT INDICATES THAT INFORMATION HAS BEEN OMITTED.

CONTRACT No. 5500003014 FOR THE PROVISION OF

RECORDING SERVICE OF 500 KM2 OF 3D SEISMIC SURVEY AT NORTH QUIFA SIGNED BETWEEN META

PETROLEUM CORP. AND SAEXPLORATION INC. SUCURSAL COLOMBIA

I. SPECIAL CONDITIONS

These Special Conditions together with the General Conditions are part of the contract and contain the agreements reached between the parties for the performance of the services described herein. In case of conflict between the General Conditions and the Special Conditions, Special Conditions shall take priority.

THE COMPANY: META PETROLEUM CORP., acting in this Contract in its capacity as operator of the Quifa Partnership Contract.

Articles of incorporation, Date and Notary: Branch of a foreign company duly established in Colombia, by Public Deed No. 2216 issued on the 5th Notary. Circle of Bogota, on August 19, 2003, branch domiciled in Bogotá

NIT: 830126302-2

Legal representative IVAN DARIO AREVALO, of legal age, identified with citizenship card No. 79.527.717.

THE CONTRACTOR: SAEXPLORATION INC. SUCURSAL COLOMBIA

Articles of Incorporation: Branch of a foreign company duly established in Colombia by Public Deed No. 1494 of Notary 16 of Bogota D C., issued June 26, 2008.

Primary Address: Bogotá D C.

NIT: 900.226.975-1

Legal representative: LIGIA ISABEL BLANCO UMBACIA, identified with citizenship card No. 52.147.238.

RECITALS

1.	That the CONTRACTOR is dedicated, among other things, to the provision of Seismic Data Acquisition.
2.	That in order to ensure the selection of a suitable contractor for the execution of the Object of the Contract, the COMPANY advanced a recruitment process and the CONTRACTOR was favored for the implementation of this Contract.

Based on the above, the Parties have agreed upon the following

CLAUSES

1.1. PURPOSE

The CONTRACTOR undertakes, on its own, with full technical, financial, administrative and managerial autonomy to provide the service of recording 500 km2 of 3D seismic survey, corresponding to a seismic survey to be called: 3D North Quifa using its own facilities, equipment, personnel and any other means necessary to give effect to the this object (hereinafter, the "object" or "Services") and in accordance with the technical specifications described in Annex 4 of the Invitation to Propose attached as Annex 1 to this Contract.

The technical and economic aspects to fulfill the Object of the Contract are those expressed in the following documents, which are incorporated as an integral part of this Contract, like Annexes:

(i)	Invitation to Propose QF-11-164-Annex No. 1.
(ii)	CONTRACTOR’s Offer No. PRET-00015-2012 filed on April 2, 2012-Annex 2.

Transportation of equipment, tools and materials to the Place of Performance will be in charge of the CONTRACTOR. Notwithstanding the foregoing, prior to any transport of equipment, tools and/or materials to the Place of Performance, the CONTRACTOR shall contact THE COMPANY in order to coordinate the delivery of equipment, tools and/or materials by more efficient means. In the event of default or delay in the provision of services for reasons attributable to the CONTRACTOR, the COMPANY may apply the penalties provided for in this Contract.

1.1.1. Place of Performance

It is the physical place where the object of this Contract must be execute and which corresponds to the northern area of Quifa block according to the map and coordinates described in this Contract, located in jurisdiction of the municipality of Puerto Gaitán - Meta, 171 kilometers from the urban area of this municipality. The CONTRACTOR acknowledges the place where the object of this contract will be fulfilled and expressly states that it has been studied carefully and taken into account all the factors of the place, in making its offer and to enter into this Contract, and all national, departmental, municipal law and security situation where the area is.

PARAGRAPH: THE COMPANY reserves the right to specify its Priority Areas within the Project the CONTRACTOR could advance.

1.2. DURATION

The duration of the Contract will be one (1) year from the date of signature by the Parties to this Contract. Notwithstanding the foregoing, the Parties agree to sign an Initiation Act which establishes the date on which the project is initiated.

Notwithstanding the above, the main obligations of Mobilization, Survey, Drilling, Recording and Demobilization and those supplementary necessary for the fulfillment of the main obligations, shall be executed within the time indicated in the schedule of activities.

Any change to the schedule of activities must be approved in writing by THE COMPANY.

Without prejudice to the provisions of the schedule of activities, the CONTRACTOR shall submit to THE COMPANY an implementation plan for each of the activities required for the implementation of Object and in accordance with the requirements of the COMPANY, detailing the maximum time to take.

For purposes of counting the periods specified in the schedule of activities means that they begin to count from the date of signing of this Contract by the Parties.

The COMPANY may extend the Contract by written notice given by the COMPANY to the CONTRACTOR within fifteen (15) calendar days prior to the expiration of the initial term or any of its extensions. The COMPANY in such notice shall state the period of the extension to the CONTRACTOR.

The CONTRACTOR shall be responsible, within the time and in accordance with the schedule of activities previously agreed by Parties, for planning and executing the Object of Contract minimizing the duration of the operation and maximizing the Recording of Data.

1.3. SUSPENSION OF WORK

The COMPANY may request a temporary suspension of work to correct them if they are not being executed under the Contract. In this case, the COMPANY shall inform of such suspension of the Contract or the work and make the request in writing for the correction thereof to the CONTRACTOR. Once such notice is received, the CONTRACTOR shall suspend the activities being implemented immediately and promptly shall undertake the necessary actions to correct the work. The CONTRACTOR shall bear all costs and expenses incurred as a result of making such corrections or suspension of the Contract.

If the works are suspended for causes attributable solely to THE COMPANY, this will recognize to the CONTRACTOR the rates for the Standby Time set forth in Clause of Rates for the term of the suspension. In accordance with the foregoing, the COMPANY will not pay for that reason more than 8 hours per day of waiting. The manager of the COMPANY must approve the Standby Time for the CONTRACTOR is entitled to recognition and payment of the fee for Standby Time. These rates will be the only value that the CONTRACTOR may request the COMPANY for the suspension of this Contract for reasons solely attributable to this. These rates will remunerate all damages suffered or may suffer the CONTRACTOR as a result of Standby Time. Any damage caused to the Standby Time attributable to the CONTRACTOR or others or external events whatever they may be, will be borne exclusively by the CONTRACTOR.

1.4. VALUE OF CONTRACT

The value of contract is indeterminate and the actual value will be the result of applying the rates described in Clause of Rates of this Contract by the actual quantities of work performed by the CONTRACTOR which have been previously approved by THE COMPANY, and have been received to the satisfaction of this, for the duration of the Contract.

The maximum value of the contract is the sum of [***] including VAT.

1.5. GUARANTEE WITHHOLDING

The CONTRACTOR expressly authorizes THE COMPANY to make a deduction in the amount equivalent to 5% of the value of each invoice, for escrow in compliance with all obligations contracted by the CONTRACTOR under this Contract.

1.6. METHOD OF PAYMENT AND BILLING

The CONTRACTOR monthly shall submit an invoice in respect of the value of work actually executed to the satisfaction of The COMPANY in the immediately preceding month, as indicated in the General Conditions and Annex of Billing.

In the event that THE COMPANY expressly authorizes the CONTRACTOR the advance payment of land compensation and damages to crops, the CONTRACTOR may invoice such payments as reimbursable expenses to submit monthly billing. The COMPANY will recognize the CONTRACTOR an amount equal to ten percent (10%) for administrative fees on the value of the reimbursable expenses.

1.7. BILLING CURRENCY AND PAYMENT

The CONTRACTOR shall submit invoices in American dollars, and they must submit along with the corresponding authorizations for payments in dollars and proving it as person belonging to the special exchange rate regime referenced in the decree 2080 of 2000 and external resolution No. 8 of 2000 Bank of the Republic and other regulations that amend, supplement or add them. The COMPANY shall make all payments in the United States dollars, taking into account that set forth in the General Conditions of Contract. If the CONTRACTOR does not certify the necessary authorizations to receive payments in dollars, the COMPANY will make payments in Colombian pesos, according to the General Conditions of Contract.

1.8. ELEMENTS OF WORK

The CONTRACTOR pursuant to this Contract shall:

a.	Manage at its own expense the acquisition, storage, transport and use of explosives following all regulations of government agencies established in this area.
b.	Obtain all necessary permits for the acquisition, storage, transport and use of explosives, at no cost to the COMPANY. The powder magazine will be located in a suitable place for that purpose which must have been prepared by the CONTRACTOR. The ammunition dump has two separate stores; one for explosives and other for detonators. Under current Legislation for transport of explosives, the CONTRACTOR shall carry explosives using two different vehicles; one for explosives and other for detonators. These vehicles must be specially designed for this purpose.
c.	Exercise strict inventory control of explosives and detonators. The CONTRACTOR shall comply with this and any other relevant regulations or additional requirement of THE COMPANY.
d.	Use four-wheel drive vehicles for mobilizing its staff. All vehicles used in the operation must meet the requirements of HSEQ of THE COMPANY and have full insurance coverage and shall be inspected by the CONTRACTOR staff to certify compliance with the COMPANY standards. All vehicles must have radios for communication.
e.	Ensure that all communications between Base Camp and any point in the project area are conducted by radio. The CONTRACTOR also agrees to have an ambulance available 24 hours a day at Base Camp during the execution of the Object of Contract.

1.9. RISKS, RESPONSIBILITIES AND INDEMNITIES OF THE PARTIES

The CONTRACTOR shall be solely responsible for damages caused to third parties or the COMPANY for acts or omissions or by their own employees, or breach of this Contract. In particular it shall take care not to cause damage to property or animals, water sources or springs, ponds and lakes. In the event that the COMPANY, prior notification and agreement with respect to the CONTRACTOR, should recognize a third party any sum of money for damages suffered and attributable to the CONTRACTOR, it will refund the money paid and if any receivable accounts and amounts payable by the COMPANY, this is now authorized to withhold or deduct the sums.

In furtherance of the foregoing, the CONTRACTOR shall take into account that:

a.	It may not recognize or pay the value of the damage caused to the property of others in developing the object of this contract, without giving notice, in writing and in detail to the COMPANY and with the specific prior written approval of the same and if so breaching the provisions herein, it will do so at its own risk. Notwithstanding the foregoing, it is understood that the cost of damage to third party property will be borne exclusively by the CONTRACTOR.
b.	If third party claims caused by failure of CONTRACTOR regarding the rules and procedures referred to in the Contract, THE COMPANY may require the CONTRACTOR the direct payment by the claimant for damages caused.

1.10. RESPONSIBILITY FOR THE FIELD INFORMATION

In addition to the obligations under this Contract, the CONTRACTOR shall be responsible for:

Any damage, loss or theft of original field data, the information in them and supporting information until the CONTRACTOR has delivered such tapes and information to the Manager of Contract of THE COMPANY. The CONTRACTOR shall ensure, under its own risk and any means necessary, the Seismic Data, together with all supporting information, error-free, arrive at the processing center designated by THE COMPANY.

1.11. OBLIGATIONS AND LIABILITIES OF THE CONTRACTOR

In addition to the general obligations deriving from the nature of this Contract, and under the General Conditions, the CONTRACTOR is specially required to:

1.11.1. General Responsibilities

i.     Enforcement: The CONTRACTOR under normal conditions is familiar with the nature and object of the contract and issues that may affect the Project, including, without limitation;

a) The geographic, climatic, time, cultural and security conditions prevailing in the Place of Performance;

b) Third-party services, labor, facilities; and

c) Regulations, rules, orders, decrees, laws and governmental policies.

•	The CONTRACTOR shall perform the Contract as fast as the conditions allow, in a good way and diligently, in strict accordance with the technical specifications and terms and conditions that this Contract contains, without interruption, except in the event of force majeure, incidental or as may be authorized or required by THE COMPANY.
•	The CONTRACTOR will be responsible for the clearance, removal and disposal of all debris, trash, branches and other debris from the Place of Performance and resulting from the Service, according to the instructions of the COMPANY or laws that apply, including those issued by the Ministry of Environment and Sustainable Development and the Colombia’s Regional Autonomous Corporations.

ii.     Equipment, tools and software:

•	THE CONTRACTOR will supply all necessary equipment, materials, and would provide all the experience and supervision reasonably necessary to perform the Service in accordance with the COMPANY’s requirements and the Offer. All equipment used by the CONTRACTOR, whether owned by the Contractor or hired by it, shall be in good operating condition, shall comply with the specifications described in Annex No. 4 of the Invitation to propose, which is attached hereto as Annex No. 1, and the Contractor's Offer shall include operation manuals, supplies, and spare parts specified in the technical specifications and meet the prescribed requirements and shall be operated in accordance with the current regulations that are applied and manufacturer codes of the equipment.
•	The COMPANY reserves the right to qualify, at any time, the adequacy or inadequacy of the equipment offered by the CONTRACTOR and therefore may reject those they consider to be inadequate, insufficient, or which by their nature constitute, in their opinion, a danger to personnel or an obstacle to the good progress of work.

•	If to meet contractual commitments, equipment, machinery, tools or different or additional to those indicated by the CONTRACTOR in its offer is required, it must immediately provide them at no cost to the COMPANY.
•	If the equipment used for the execution of the contract will result under-utilized or be left, the COMPANY will not recognize THE CONTRACTOR any cost for this item. Any third party claim arising in connection with those proposed equipment by THE CONTRACTOR, after the signing of the contract shall be undertaken directly by this and at their own risk and on their own. Any circumstances in which THE COMPANY is obliged to make payment directly, these sums will be deducted to THE CONTRACTOR in any bills and any outstanding payment in its favor, with an additional charge of ten percent (10%) on the total amount paid by the COMPANY for management. Notwithstanding the foregoing, THE COMPANY reserves the right to enforce the guarantees stipulated in the contract in the event that the claim in question generates a default by THE CONTRACTOR in performance of the Contract.
•	For the execution of this Contract, The CONTRACTOR shall use the equipment required by THE COMPANY and offered in the offer which is attached as Annex 2

iii. Reports: The CONTRACTOR shall prepare daily, weekly and monthly written progress reports of the Project. The Contractor shall send such reports to the Manager of Contract of THE COMPANY. The CONTRACTOR shall prepare a comprehensive final report containing a description of all work executed.

Seismic Data:

iv. Deliverables:

•	The CONTRACTOR shall furnish the digital information of data acquired in the field, in the EPIS format with all media, observer reports, information on topography, maps, field information processed, encumbrance information, minutes of neighborhood, financial information of project and in general all that is the product of information acquired in the uprising, daily, weekly, monthly and final reports.
•	Information on field data acquired by the CONTRACTOR and all its support will be sent to the processing center designated by the COMPANY in writing.
•	Other information, such as hold harmless documents, payments and any other encumbrances that have been generated as a result of the projects offered here will be sent to the address where the COMPANY indicates.
•	All information in final reports, recorded seismic data and their supports (observation reports, maps, topographical information, etc.), for processing, must also be delivered in four additional copies to be sent to where THE COMPANY instructed certifying that delivery through a reception document.

In general, the CONTRACTOR shall: a) provide both quantity and quality and in time, all topographic leveling equipment, drilling and recording, tools, materials, equipment and all other items necessary for the provision of the Services; b) Comply with the schedule of activities concerning the stages and terms that include compliance with and implementation of the Object of this Contract; c) Acquire Data, understood as everything concerning the opening of the trail and leveling, work of drilling shooting point and proper registration of work that will be performed; d) Check the quality of the information obtained will be the sole responsibility of the CONTRACTOR in accordance with the rules established in its quality control manual; e) Maintain equipment in good condition offered for implementing the object of this Contract with its proper maintenance and timely supply of fuels, lubricants and spare parts needed for operation. f) Make neighborhood minutes in the properties remaining at a distance less than 100 meters on either side of lines to record. The records must be made before and after the registration stage; g) Respond, without prejudice to the respective warranty, for the quality of the Project and/or contracted products,; h) immediately address the comments made by the auditor and i) Subscribe to the Record of Settlement of the Contract within ten (10) calendar days following the date of termination indicated by THE COMPANY which is also displayed, the final value of contract, amounts of services performed by the CONTRACTOR, adjustments, reviews, awards, settlements, deductions made, fines levied, balance for or against the CONTRACTOR and the statements of the Parties on the fulfillment of its obligations.

1.11.2. Responsibilities before the personnel and vehicles

•	The CONTRACTOR is responsible for and bears the costs of transport of personnel from the base to the Place of Performance, from east to its base, as well as internal transport at the Place of Performance.

•	The CONTRACTOR shall ensure mobilization of their staff in appropriate vehicles. The CONTRACTOR shall make available to the Contract, 2007 or later model vehicles. Similarly, vehicles of the CONTRACTOR shall comply with and be subject to all the provisions contained in Decree 1609 of July 2002 and other regulations. THE COMPANY reserves the right to refuse vehicles which by its nature or poor state constitutes a danger to personnel and/or a hindrance to pay for services. Repair and maintenance of vehicles will be the sole responsibility of the CONTRACTOR, as well as lubricants and other consumables as required. Also, the management and supervision of vehicles shall be exclusively borne by the CONTRACTOR, who shall bear all risks of loss, damage, etc., thereof.
•	Vehicles used by the CONTRACTOR shall comply with the requirements of Annex HSEQ of THE COMPANY. These vehicles may be owned by the Contractor or may be rented.
•	The CONTRACTOR shall ensure that within Camp, vehicles will only be driven by employees of the CONTRACTOR having current defensive driving certificate and valid driver license for public transport.
•	Send Contract’s administrator listing of its staff and its Subcontractors (filled out the format established for this purpose) in compliance with the provisions of Annex Safety.
•	Comply with all applicable laws and regulations in force during the execution of the Contract and the HSEQ Policy, Labor Annex, Annex CSR and Annex Safety of THE COMPANY. The CONTRACTOR agrees to extend this Clause in its contracts with its subcontractors, specifically including all of its subsidiaries and/or suppliers who provide or supply goods and services within the Place of Performance, This obligation includes the obligation of the CONTRACTOR to carry out the corresponding monitoring of compliance with these duties by its subcontractors.
•	Pay all staff, whether skilled labor (located within the salary table) or not qualified, according to the wage table of THE COMPANY and labor contracts signed with UTEN.
•	Ensure that all staff members are not on the qualification of management, trust and management personnel provide their services at authorized shifts by THE COMPANY, namely, 21x9, 14x7 or 5x2 shifts. The CONTRACTOR personnel may work overtime only if they are duly authorized by the Ministry of Social Protection.

1.11.3. Responsibilities of Licenses and Permits

i.	Authorizations for the Governmental Agents. For the effective implementation of the Contract and unless otherwise provided herein, THE COMPANY will be responsible for obtaining and maintaining environmental licenses and permits, authorizations of the Governmental Agents for the execution of the Project. The permits for acquisition, transport, handling and use of materials and necessary elements to fulfill the Object, including especially ammunition dump are the responsibility of the CONTRACTOR.

ii.	Prohibition. All hunting, fishing activities and transport of wild animals are prohibited, as well as logging in and in the area of influence of Place of Performance of this Contract.

iii. Social Investment. The CONTRACTOR agrees to comply with the social action program set out in its offer, but should preferentially observe the instructions given by THE COMPANY to the effect.

iv.	Environmental Responsibility. In addition to the obligations under this Contract and its Annexes, the CONTRACTOR agrees to waste management and hazardous waste.

The CONTRACTOR shall comply with existing environmental regulations on oil and gas exploration. Should changes occur in the guidelines of the Ministry of Environment, Housing and Territorial Development and resolutions and binding rules issued by the Autonomous Corporations with jurisdiction in the area of the Place of Performance of the Object of this Contract, the CONTRACTOR shall complies them immediately. Environmental management guidelines to be implemented by the CONTRACTOR are subject to the current regulations and those issued in the course of the contract. Fluctuation risks of these rules shall be borne by the CONTRACTOR.

v.	Negotiation of land. The CONTRACTOR must:

-	Negotiate directly the properties that will be affected or for transit to execute the contract, notwithstanding that the COMPANY may make land negotiations directly, without the intervention of the CONTRACTOR, if it so determines.
-	Prepare, during land negotiations, the study of all land titles to affect, which shall deliver to THE COMPANY or its designee, with a report of each property with the supports.

-	Send to THE COMPANY or its designee, a daily report on the progress in the negotiation of land and the negotiations made, this report must be delivered physically or by email. The negotiations conducted by the CONTRACTOR shall not require timely approval for each point by THE COMPANY, unless the initial approval of this to the value table on the terms described in Clause Rates. Notwithstanding the foregoing, THE COMPANY will have the right to review these negotiations and will require a hold harmless document and may request special reports to the CONTRACTOR when so requested and it must prepare and deliver to THE COMPANY.
-	Provide the COMPANY a value table of prices estimated in the area of influence of the Place of Performance, supported by the assessor registered with the Real Estate Association of land area, which must be approved by written by THE COMPANY prior to any negotiation. In the event that the value table by the CONTRACTOR is not accepted by THE COMPANY, this would designate a second assessor other than initially consulted, who will issue a concept regarding the value table initially proposed by the CONTRACTOR. If value table initially proposed by the CONTRACTOR is supported by the second assessor, THE COMPANY shall bear the cost of the second assessor. If the assessor believes that the first value table is not correct, the cost of the second assessor shall be borne by the CONTRACTOR.
-	Subscribe all land documents in the name only of the CONTRACTOR.
-	Make negotiation of lands according to the provisions of Act 1274 of 2009 or those amending it, by filling at least the formal notice and the entry permission referred to in that law.
-	Keeping a diary record of activities of its personal which will be delivered to THE COMPANY or its designee.
-	Negotiate, sign and pay for its own risk the areas required by the CONTRACTOR for the installation of its staff and equipment, including damages caused in them.

PARAGRAPH: Apart from that contemplated in the General Conditions, the Contractor will manage and use confidential all information that is given to it in the development of the Contract, and agrees to return the material presented officially and in writing by THE COMPANY in the application of this Contract or destroy it in the event that THE COMPANY request by written for termination of the Contract.

1.12. RIGHTS AND OBLIGATIONS OF THE COMPANY

In addition to the general rights and obligations arising from the nature of this Contract and those provided in the General Conditions, THE COMPANY agrees and is especially entitled to:

1.12.1. Access and Inspection

i) Access. THE COMPANY provides access the CONTRACTOR to the Place of Performance, including, without limitation, any permits or licenses from the Governmental Agents needed to be obtained to allow the execution of operations. THE COMPANY will quickly send a formal written notice to the CONTRACTOR of any restrictions or limitations on access to the Place of Enforcement.

ii) Inspection. THE COMPANY may inspect the execution of the project periodically and report to the CONTRACTOR any performance below the standard of the oil industry. THE COMPANY shall have access at any time to the Place of Performance, equipment and personnel to the CONTRACTOR for the purpose of inspecting the implementation of Service.

1.13. Negotiation of land

In addition to the obligations under clauses 1.11 the CONTRACTOR acquires in connection with the management and negotiation of lands, the CONTRACTOR declares and so accepts, that THE COMPANY may make permanent and comprehensive auditing of these tasks at any time, directly or its designee on duty without permission of the CONTRACTOR.

THE COMPANY may review in land at any time, negotiations to submit the CONTRACTOR and may communicate with those affected, without this meaning that the COMPANY is taking responsibility or liability against those affected and that this responsibility falls on the CONTRACTOR exclusively. In addition, THE COMPANY will not recognize additional sums for damage incurred by the CONTRACTOR, if these have not been previously authorized by THE COMPANY, authorization shall be in writing.

The CONTRACTOR agrees to provide THE COMPANY the contact details of the land negotiators, which may be contacted directly by THE COMPANY during the execution of the contract, and an additional year from the effective date of termination. THE COMPANY may at any time the change of land negotiator(s) of the CONTRACTOR, without giving any explanation of the reasons for its decision and without delay in the replacement can be invoked as a ground for Stand by THE CONTRACTOR.

There shall be no recognition of Standby Time to the CONTRACTOR due to delays in negotiating land unless these delays are due to causes attributable exclusively to THE COMPANY

FIRST PARAGRAPH: Also as indicated in clause Termination of this Contract, once the entire land negotiation is complete, the CONTRACTOR shall physically deliver and by magnetic media, to THE COMPANY or its designee, the following documents for each affected property:

•	Study of title deeds
•	Inventory of encumbrances
•	Photographic record
•	Formal Notice (according to Law 1274 of 2009, Art. 2)
•	Authorization of entry
•	Copy of identity card/RUT
•	Final hold harmless document
•	Real Estate Registration Sheet
•	Cadastral books of area
•	Plans which gets over cadastral books, the seismic lines

1.14. INSURANCE

Notwithstanding described in the General Conditions. The CONTRACTOR shall provide THE COMPANY a term not exceeding ten (10) calendar days from the date of signature of this Contract, in order that this will refer its insurance company, the information that the company requires for the purposes of constituting the CONTRACTOR as bonded in the insurance of fulfillment of which THE COMPANY is the policyholder, insured and beneficiary to the protections set forth below:

1.14.1. Policy of compliance warranty and quality of Contract: For an insured amount equal to twenty percent (20%) of the maximum value of this Contract to ensure its faithful implementation and compliance, any extensions or additions. The policy shall be in force during the term of the Contract and its extensions, if any, and for three (3) months.

1.14.2. Policy of Compliance with wage payment, compensation and Social Benefits: For an insured amount equal to fifteen percent (15%) of the maximum value of this Contract to ensure payment of wages, benefits, claims or damages on account of the performance of the Contract. The policy shall be in force from the beginning of the contract, during the term hereof and its extensions, if any, and for three (3) years, from the date of termination of the Contract. The hiring of this policy does not exclude liability to the CONTRACTOR to pay its workers the wages, allowances and benefits in accordance with the law.

1.14.3. Policy of Extra-contractual Civil Liability and damage to third parties: For an insured amount equal to fifteen percent (15%) of the maximum value of this Contract, in force during the term of the contract, its extensions, if any, and for three (3) more months from completion. The policy shall include the protections of land, labor, operations, employers not own vehicles and surplus own vehicles. Additionally, the policy should be extended to cover liability from damage to the surface from contamination, pollution, fire, explosion and water damage, as well as the use of cranes, hoists and similar equipment.

1.14.4. Policy of good quality of service: For an insured amount equal to twenty percent (20%) of the maximum value of this Contract which shall be in force during the term of the Contract and counted from the end of that year. In the event that it is required to enforce any guarantee of the equipment supplied under this contract by the CONTRACTOR, this will respond directly opposite the COMPANY and the policy referenced in this paragraph may be enforced, so that the CONTRACTOR will be who make effective the guarantee of the equipment against the supplier.

PARAGRAPH: The CONTRACTOR acknowledges and accepts that COMPANY has contracted a Matrix Policy for Large Beneficiaries specially designed to ensure the general compliance with the obligations arising from contracts which are borne by the Contractor. The COMPANY as the policyholder will pay the premiums for these policies, therefore the CONTRACTOR, states that it did not take into account the value of the policies in its offer.

1.15. AUDIT

THE COMPANY appoints as auditor of Contract SIGEOPET S.A.S.

This controller shall have the function that the company determines, which include, in particular labor, land, environmental and technical auditing.

1.16. ADMINISTRATORS

The Contract Administrator by the COMPANY will be:

Name:    Dorian Agustel Oria San Martin

Address:     Cra 9 #110- 25

Phone:     5112000

Email:      doria@Dacificrubiales.com.co

The Administrator of the Contract by the CONTRACTOR shall be:

Name:     Ligia Isabel Blanco Umbacia

Address:     CL 93 No. 14 20 OF 709

Phone:     5936800

Email:      lblanco@saexploration.com

Fax:        6163649

1.17. Termination

When the COMPANY decides to terminate the contract unilaterally, as indicated in the General Conditions, the CONTRACTOR shall suspend immediately the performance of the Object of this Contract and will do its best to cancel all existing commitments under satisfactory terms to the COMPANY. When the COMPANY exercises this option of early termination the CONTRACTOR shall be entitled, in addition to in the General Conditions, only to pay the costs of demobilization.

Upon termination of the Contract, the Parties shall sign a Contract Settlement minute, upon submission of the final invoice with the supports required as provided in Annex Billing.

1.18. PENALTY CLAUSE

The penalty clause of the Contract is twenty percent (20%) of the total value of the Contract, and shall apply as indicated in the General Conditions.

1.19. TAXES

THE COMPANY as withholding agent of the stamp duty in terms of the tax statute and other regulations, the deduction at source on the total value of this contract to the current rate upon the signature of the same as the value is equal to or than minimum base expressed in u. v. t. (unit tax value) established by law.

1.20. NOTICES

The Parties will receive notices at the following addresses:

Name:     Dorian Agustel Oria San Martin

Address:    Cra 9 #110- 25

Phone:     5112000

Email:     doria@pacificrublaltes.com.co

Fax:

EL CONTRACTOR

Name:      Ligia Isabel Blanco Umbacia

Address:     CL 93 No.14 20 OF 709

Phone:     5936800

Email:     lblanco@saexploration.com

Fax:       6163649

1.21. TECHNICAL CONDITIONS AND QUALITY CONTROL

1.21.1. Technical specifications and quality control

•	The authorized personnel of THE COMPANY shall at all times have access to technical manuals, procedures and statistical records relating to operators and quality controls applied. It does not include access to internal reports of the CONTRACTOR.
•	The CONTRACTOR is responsible for reporting to the Contract’s Manager of the COMPANY of any failure or non-compliance with quality specifications of operations must obtain prior approval for change any EQUIPMENT or field parameter previously set. In case of serious faults must inform the Contract’s Manager of THE COMPANY directly and immediately.

•	The CONTRACTOR must have at Base Camp computer equipment with the capacity to perform:

o	Statistical control of operations production.
o	Daily, weekly and monthly reports.
o	Generating media accompanying the magnetic tapes containing the seismic data.
o	Generation of script files for recording
o	The workstation or field processing system must be at Base Camp THE CONTRACTOR had installed in the area of operations, said processing system must be able to:
-	Processing the exhibits.
-	Quality control of geometry, providing positioning data in SPS format
-	Periodic tests to digital recording system instruments and continuous monitoring of the electrical properties of the cable.
-	Control of coverage and other seismic attributes in real time
-	Processing to migration of seismic lines preselected.
-	Filtering on XT and FK domains.
-	Spectral analysis of traces.
-	Editing the break.
-	Recipient attenuation curve

1.21.2. SURVEYING AND GEODESY

All geodetic and surveying Control of the Project will be in accordance with the highest professional standards for this activity and the technical specifications defined below. Geodetic and surveying control quality will be completely the responsibility of the CONTRACTOR who is responsible for miscalculations or malfunctions of equipment and should implement methods and procedures to ensure their detection and correction during the execution of the field work.

Technical Specifications of Surveying and Geodesy

1.	The CONTRACTOR will conduct a geodetic study to extend precisely the local, planimetric and altimetric IGAC network, to the study area.

The contractor shall submit a list of first-order geodetic points and leveling points (NP) that are in the area corresponding to the Geographic Institute Agustin Codazzi. These values should be formally documented. The CONTRACTOR may use predefined control points THE COMPANY prior consultation.

2.	The coordinate system will be based on the Magna network, Datum Magna SIRGAS (WGS84) and the model Geoid GEOCOL2004 with coordinate origins depending on the area where the project is developed; this will be defined by the COMPANY. All coordinate transformation parameters must be consistent with the provisions of the Geographic Institute Agustin Codazzi (IGAC).

See document "Adoption of MAGNA-SIRGAS as the official datum of Colombia"

3.	The CONTRACTOR will connect the seismic program through a survey with static GPS using at least three (3) vertices of the National Geodetic Network IGAC in first order (1st) of accuracy and three (3) vertices of the national leveling network in the same order as the vertical control vertices and the vertices of the raised network on the site of the project.

Control Network

The Contractor shall measure the Network Control with GPS static differential method, the new GPS points should be evenly distributed in the area, with an error for the vector component such that the closure is equal to or less than 1.0 PPM. For primary network, the maximum closure vector length is 20 Km.

In each session, three or more receivers are used that must track a minimum of five (5) satellites simultaneously with a PDOP not less than five (5). The length of the base line and periods for determining and should be maximum of 20 km in length and a minimum observation period of tracing one hundred twenty (120) minutes respectively.

Azimuth signal

With each GPS point, they should put an azimuth signal. The azimuth point is placed at a distance not less than 250 meters; in areas covered by vegetation, the farthest distance possible without creating new cutting lines.

Lashing Points

It is required moorings with GPS or survey station to other points close to seismic lines, such as moorings to: GPS points (BMs) of other projects, oil wells producer or abandoned, which are at a distance of five hundred (500) feet of the perimeter of the project.

The old seismic lines to intersect must be moored in the same way.

4.	Permanent markers Monuments of GPS -BMs Points

All control points (BMs) established for the study will be materialized with permanent monuments/ markers.

To realize the GPS Control Points, a Monument of concrete will be built with dimensions of 0.3 x 0.3 meters and 0.8 meters height of which only 10 centimeters will be above the surface. The Monument will take on top or cap a brass, aluminum or non-corrosive metal plate which should be focused on the visible or surface face of the monument.

In case of rocky soil the plate can be cemented in a well drilled in the rock.

The plate shall contain the same information listed above.

It will always have to put a core sample that will uncover the presence of GPS points marked at a distance of one or two meters of the GPS monument (BM) consisting of a tube 1.5 m in length (minimum) and 2" diameter its base cemented to the soil and painted red and white in alternating stripes of 0.3 meters, at the top will have a plate with the same inscription on the monument also the word "WITNESS".

5.	Permanent marking will be steel pipe two inches (2") in diameter with the following information recorded with beat marker:

•	Sequential number of GPS point two (2) digits
•	Names of THE COMPANY/CONTRACTOR
•	Name of Block or abbreviation
•	Date - year.
•	Name of line and station number

In azimuth signal, the information will be placed in the same way, with the following engraved on it:

•	Sequential number of GPS point two (2) digits of Azimut signal with the letters "S.Az".

•	Names of THE COMPANY/CONTRACTOR
•	Name of Block or abbreviation
•	Date - year.
•	Name of Iine and station number

Revision of Instruments

Total stations must be calibrated in specialized workshops and calibration certificates valid for not more than six (6) months and less than three (3) months effective at the beginning of Project.

For calibrating instrument a calibration base will be measured, next to Base Camp. The instruments must be checked and adjusted: in distance and collimation error both horizontally and vertically at least once a month. This calibration will be required prior to commencement of operations. The calibration base should be measured using GPS differential static method equipment and will be part of a triangulation that allows double determination not only its vector definition.

Each month, the Contractor shall send the Client a list of instruments, indicating the check date and control type.

6.	Acceptable tolerances and other technical specifications shall comply with THE COMPANY’s standards. In particular, recipients and shooting point will be staked with ± 0.5 meters for 90% of points and ± 1 meter for 100% of the points on the horizontal positions of the Pre-plot. Once a receiver or shooting point has been staked, the precision required for their position is ± 0.5 meters horizontally and ± 0.5 m vertically beyond the control network.

Closings

Horizontal Closure Error

The following horizontal closure error ratio will be used as a maximum

(L = length of the "loop" polygonal)

•	Less than 10 Km. length 0.27 m * w L
•	Between 10 and 20 Km. 0.23 m * w L
•	More than 20 Km. 0.20 m * w L
•	Vertical Closure Error
•	Maximum 0.15 m * w L

Reception sites and shooting point will be staked relative to the horizontal positions of the Pre-plot with a tolerance of ± 1.0 meter, taking into consideration the environmental and safety aspects.

For RTK measuring this tolerance is ± 0.5 meters because this system provides greater quality.

Once a receiver or shooting point has been staked, the precision required for their position is ± 0.3 meters horizontally and ± 0.3 m vertically beyond the control network.

7.	The CONTRACTOR shall establish a system of primary control points to establish a number of reference marks strategically placed evenly within the project, which will ensure the integrity of the information of RTDGPS gang. Observations of GPS in static method of carrier phase will be conducted to establish control points needed to use for the location of the seismic lines. No source or receiving station will be more than five (5) km from the nearest GPS control point.

8.	For positioning of sources and receivers, GPS-RTK gangs and/or conventional will be used. The CONTRACTOR shall obtain licenses for DGPS radio frequencies. For areas in which the use of GPS-RTK is not feasible, conventional Surveying gangs were used.

Note: In case it has to use both real time and/or conventional systems, it is necessary before performing it to make a test line with a length of 5 km and the maximum permissible error of the result cannot be more than 0.1m (difference in coordinates and raisings, so that the affinity of the systems is reliable).

GPS - RTK

The maximum operating range is 5 Km., and measurements will be carried out in fine mode.

The reception window is 15 ° above the horizon and PDOP less than five (5) with at least five (5) synchronized satellites.

The contractor shall verify the start and end each workday the setup and calibration of GPS-RTK equipment in a primary control network point predetermined, called daily check points. The check points should be recorded in the same daily archive of production.

Conventional surveying

First Order Polygons: a sufficient number of first order polygons shall be made (measured) between GPS control points to ensure that the seismic program and survey closures are within tolerance established by the contract. These polygons will be based on the basic GPS network. First order polygons should be adjusted.

Azimuth Control: should be measured at intervals not exceeding three (3) kilometer with solar observations. The MPE is twelve seconds per change. The filters used for solar observations must be original equipment.

Any closure error out of tolerances of the contract requires new measurements of solar observations.

Conventional survey data should be stored in electronic storage of data (data collectors), or Total Station with internal memory.

Due to the nature of the work it is recommended that the survey data are transferred daily from the flying camp to base camp by a radio system "MODEM", internet or similar means.

9. The Survey Department will provide the following deliverables:

•	Map of Iine raised (Post-plot) with detailed information on: access, lagoons, rivers, crops, buildings, installations and risks. Autocad format and Arcgis latest version.
•	Listings of Coordinate transformations
•	Local geodetic Corrections
•	Orthometric and ellipsoidal transformations
•	Configuration and connections between GPS, radios, modems and antennas.
•	Processing and recording in standard formats (UKOOA, SEG-P1 and CMB).
•	Calibration of instruments
•	Coordinates of Pre-and Post-plot Plot
•	Processing of GPS data, eBooks and GPS data in RINEX format.

1.21.3. Line Cutting and Drilling

1.	The line cutting is made using a maximum width of 1.20 meters. All Surveying gangs must know environmental regulations and private Contract with owners/possessors of the land and must be applied during operation.
2.	Each source point or receiver will be marked with a metal stake. After completion of the recording, these stakes will be removed from the land.
3.	Relocation of sources or receivers when necessary requires the approval of THE COMPANY’s Representative.
4.	While drilling it should take special care to place loads to required depth (six -ten meters, according to the proofs). The voids should be rammed to prevent blowouts.
5.	THE COMPANY shall furnish the CONTRACTOR a table with safe distances to shooting point. The CONTRACTOR will discuss and agree with representatives of THE COMPANY about the particular situations of applicability of these safe distances.
6.	Where it is not feasible to drill, the CONTRACTOR will suggest a relocation site, which must be approved by THE COMPANY.

1.21.4. Recording and processing of data in the field.

1.	The recording instrument shall be tested according to the manufacturer's procedures before starting the recording, daily and monthly. After testing the instrument, the approval of THE COMPANY’s Manager is required before starting the recording.
2.	The CONTRACTOR shall ensure that electronic engineers assigned to the execution of this Contract are fully familiar with the operation, diagnosis and repair procedures in case of failure of the instruments and auxiliary equipment.
3.	All testing instruments will be recorded on tape as computerized results. The CONTRACTOR shall have all the tests manuals and procedures of the instruments available in the field for inspection by the representative of THE COMPANY.
4.	The CONTRACTOR agrees to re-obtain any data that do not meet quality specifications at no cost to THE COMPANY.

A record is unacceptable in the following cases when:

•	There are more than three consecutive traces defective.
•	There are over six defective traces in the active laying.
•	Registration has low power due to a faulty power supply.
•	Any of the following control times was recorded: up-hole, time break or confirmation time break.
•	Excessive controllable noise.

A seismic trace is considered defective in the following cases when;

•	No signal is noisy or intermittent or has higher or lower amplitudes in six (6) decibels relative to the adjacent traces.
•	Presents Spikes.
•	Has reverse polarity.

5. After recording the data, a gang of cleaning and reconditioning will restore the lines to its original condition.

6. A senior geophysicist, a seismologist and a processing analyst will be assigned to the gang of Seismic and be responsible for:

•	Shaping tools, sources and receivers with the specifications of the Project.
•	Pre-Plot and line numbering and shot and record stations.
•	Relocation of sources and receivers when necessary.
•	Proper documentation of daily production, identification tapes and monitors in paper.
•	Quality and integrity of seismic data.
•	Verification that all finished products complies with standards of THE COMPANY.
•	Verifying positions of sources and receivers and true coverage.
•	Review of exhibits (including cables and geophones).
•	Sending of tape and additional information to THE COMPANY’s offices or at the processing center indicated by THE COMPANY.
•	Preparation of daily, weekly, monthly reports, and final report.
•	Verification of formats for additional information (SEG-P1, SEG-P3, UKOOA and SPS).
•	Generation of geometry for the recording.
•	Processing Seismic Data field up stacking.
•	Verification of empty files.
•	Refraction data interpretation, shots in wells and mapping the weathering layer (low speed).

7.	At the end of each day, the CONTRACTOR shall make a copy in the Base Camp throughout the seismic data acquired as well as all the additional information in appropriate electronic media. These copies will be made the same day that the Data are registered. The CONTRACTOR shall keep the original data in a safe place in the Seismic Gang, separate from the copies. Copies will be sent to a processing center designated by the COMPANY and the original to another location designated by THE COMPANY.
8.	The CONTRACTOR shall submit the information of seismic lines ending with all supports, for processing center that THE COMPANY designates, as soon as possible in a time not exceeding 72 hours.

9.	The CONTRACTOR must have refraction equipment which will be available to record information about the low speed layer at selected points in the survey area. A maximum of 20 refraction profiles (Forward and reverse) is estimated. The recording instrument must have at least 24 channels and cover lying of at least 150 meters.

10.	Quality control of Seismic Data should be done using computers for geometry and coverage control (upland or equivalent) and a workstation with seismic processing software,
11.	The CONTRACTOR shall ensure the full-time presence of a quality control Seismologist to monitor operations and data quality according to the quality control procedures of the CONTRACTOR, quality control procedures of the CONTRACTOR.
12.	The COMPANY’s Manager will be informed of any deviation from the specifications in the contract, and will have full access to the Gang to conduct any quality audit.
13.	The study will be conducted in accordance with best industry practices and the CONTRACTOR shall implement all necessary means to obtain the best possible quality of data.
14.	Paper monitors will be printed for each shooting point for 2D project and every 3 shooting point for 3D project. Each monitor will be annotated showing date, time, Iine number and shooting point number and verified with the signature of the person who inspected the quality of recording at the time it was produced.

All monitors must be available for inspection by THE COMPANY’s manager.

15.	Any data acquired during the execution of the Contract which cannot be delivered in standard formats specified by THE COMPANY which do not meet quality specifications, will not be paid by THE COMPANY.
16.	The CONTRACTOR agrees to acquire any data not meeting the required quality specifications, at no cost to THE COMPANY.

1.21.5. Reports

1.	The CONTRACTOR will prepare daily, weekly and monthly technical and production reports or as required by THE COMPANY and handed to THE COMPANY’s Manager via email. The formats and procedures for reporting will be agreed between the COMPANY and the CONTRACTOR before the start of field operations. A final report that includes all work carried out during field operations; permits, Surveying, Drilling, recording, field data processing, acquisition and processing of additional data, and comments on technical aspects of the study will be presented by the CONTRACTOR two (2) weeks after the Demobilization.
2.	The final report shall comply with the standards (EPIS) of the National Hydrocarbons Agency - ANH and the Ministry of Mines and Energy.
3.	An additional copy of all Seismic and additional data must be sent to Ecopetrol (EPIS).

1.21.6. Technical and Administrative Staff

Technical staff will be hired on a number depending on the work needs and will be comprised of certified professional and technical holders with recognized experience in this type of project, as requested by THE COMPANY.

It is understood that any change during execution of the project the staff originally offered by the CONTRACTOR shall be approved by THE COMPANY’s Manager. THE COMPANY reserves the right to request a change of any of the persons proposed by the CONTRACTOR without giving any explanation of the reasons for requesting the change, and with no rise to any claim by the CONTRACTOR for this fact.

1.21.7. Maps and coordinates of the area of the Seismic Survey

COORDINATES

Map

[***]

1.21.8 Geophysical parameters of acquisition

3D NORTH QUIFA

Number of receiver lines	[***]
Separation between receivers	[***]
Channels / line	[***]
Total channels	[***]
Distance between stations	[***]
Distance between shooting lines	[***]
Distance between shots	[***]
Bin size (variable, Stagger laying)	[***]
Maximum coverage (Bin 15x15 m2)	[***]
Surface Area	[***]
Total number of shots	[***]
Shot density	[***]
Shots per patch	[***]

1.

1.21.9 Other parameters

The characteristics of the line are the following:

COORDINATES

Vertex	East	North
1	[***]	[***]
2	[***]	[***]
3	[***]	[***]
4	[***]	[***]
5	[***]	[***]
6	[***]	[***]
7	[***]	[***]
8	[***]	[***]

1.22. RATES

3D North Quifa Seismic Price of Acquisition

Table 1

ROW	Unit	Quantity	unit price (U$)	Total Price (U$)
Mobilization	-	1	[***]	[***]
Demobilization	-	1	[***]	[***]
Surveying	km.	5095	[***]	[***]
Drilling	holes	30865	[***]	[***]
Recording	register	30865	[***]	[***]
			Total	[***]

Total Cost of Service: [***] plus other costs associated with the survey as reimbursable (Damages, RSC and Safety) for [***] for 500km2 of acquisition

Drilling option: [***]

Drilling Options (Including the cost of explosives)

TabIe 2

Drilling option	Unit Cost (US$)
[***]	[***]
[***]	[***]
[***]	[***]

Standby Time (per gang)

Table 3

Standby time	Cost: $ / hour
Surveying	[***]
Drilling	[***]
Recording	[***]

The Standby time refers to the time of cessation of the gang due to causes directly attributable to the Company. The maximum standby time will be 8 hours per day and per gang.

1.23. FINES

In case of default or partial default (day or part of a day) of any of the contractual obligations of the CONTRACTOR is expressly authorized by this document, the COMPANY performs pricing and payment, private pre-requirement, successive daily fines of up to one percent (1%) of the maximum permissible value of the Services (excluding refundable) without these exceed fifteen percent (15%) of the same maximum value. After reaching the accumulated value by fines stipulated herein, THE COMPANY will understand that the CONTRACTOR has seriously breached the contract, and therefore may enforce the penalty clause, developed in Clause 1.18 herein, without prejudice to any other indemnification actions which can access the COMPANY under the Act to collect the damages that are not covered by the amount agreed in the penalty clause.

1.24. GLOSSARY

All capitalized terms and not defined elsewhere in this Contract shall have the meanings set forth below. For purposes of this Contract and where the text so requires, words in singular include the plural and vice versa. Any reference to a decree, law, resolution, statute or regulation is made to that decree, law, resolution, statute or regulation and its amendments and modifications will address.

-	Governmental Agencies: national, state, regional and municipal entities of the city of Colombia which have jurisdiction for granting, extending and modifying permissions for the execution of the activities associated with seismic survey.
-	Priority Areas: Those sectors of Project that are within the seismic survey Iimits, where operations should start recording. The CONTRACTOR agrees to perform the acquisition of Seismic Data in this order of priorities.
-	Base Camp: Building used by the CONTRACTOR to develop the administrative activities of the Project, coordinating the activities of Surveying, Drilling and recording, and storage of equipment, location of workshops, canteen and medical services.
-	Recording Gang; Set of people and equipment of the CONTRACTOR running activities of Seismic Data Recording. A seismic survey is generally a single Recording Gang.
-	Drilling Gang: Set of people and equipment of the CONTRACTOR running Drilling activities in a specific sector of the Project. A seismic survey requires several Drilling crews working simultaneously.
-	Survey Gang: A group of people and equipment of the CONTRACTOR running Surveying activities in a specific sector of the Project. A seismic survey requires several survey gangs working simultaneously.
-	Seismic gang: Set of people, facilities and equipment of the CONTRACTOR executing the survey activities associated with a seismic survey. They are part of the Seismic gang; camps, equipment, means of transportation, communication, managerial, technical and labor staff of the CONTRACTOR.
-	Seismic Data: Final product of a seismic survey consisting of digital records of ground movement at each receiving station corresponding to each seismic source in accordance with the technical specifications of the project. Seismic data required for interpretation of additional data such as survey data and instrument specifications, which are considered an integral part of Seismic Data.

-	Demobilization: Moving the Seismic Gang from the Place of Performance to a location in Colombia selected by the CONTRACTOR pursuant to the defined points between the Parties. Demobilization is considered once all installations completed - Base Camp or principal base of operations and the flying camps of the CONTRACTOR- have been dismantled and facilities used by these purposes, restored to its original status before the start of operations. Demobilization and its cost is the responsibility of the Contractor.
-	Recording: Project Phase consisting of detonating explosive charges and recording of ground movement at the receiving stations, by the CONTRACTOR in accordance with the specifications of Seismic Laying of Project.
-	Mobilization: Moving the Seismic Gang from its site location in Colombia, or the home base of the CONTRACTOR, to the Place of Performance. Mobilization is considered completed once the CONTRACTOR installs Base Camp and are in the area the Surveying and Drilling equipment.
-	Geodetic Standards: Rules governing the positioning and location of the seismic survey, recommended by the Geographic Institute Agustín Codazzi of Colombia "IGAC".
-	Drilling: Project Phase consisting of the location on the ground surface and in accordance with the specifications of depth and amount of explosive loads to be used as seismic source.
-	Key Personnel: Employees of a Seismic Gang, whose removal to express permission of the COMPANY is required. Includes: Head of Group, HSEQ Supervisor, Senior Seismologist, Senior Observer, Instrument Engineer, Head of Surveying and Geodesy, Drilling Supervisor, Administrative Supervisor, Medical and Geophysical Processing, pursuant to the requirements of the COMPANY.
-	Ammunition dump: Building or place specially equipped for the storage of explosives.
-	Project: Seismic Program consisting of the acquisition of 500 kilometers of 2D Seismic Data by the CONTRACTOR at the Place of Performance under the terms and conditions of the Contract.
-	Stand by Time: Working time lost by either individually or jointly gangs considered for reasons attributable exclusively to the COMPANY during which the Contractor is entitled to a financial reward for such delays. The maximum standby time that can be charged by the CONTRACTOR is eight (8) hours per day by gang, for each actual day of standby time. Collecting the standby time will be in accordance with the rates of standby time set for in Clause Rates for each type of gang.
-	Seismic Laying: Seismic Source and their corresponding recipients.
-	Surveying: Project Phase consisting of detailed delineation in the land by the CONTRACTOR of the technical specifications: lines, sources and receiving stations.

1.25. ANNEXES.

The following annexes are an integral part of this Contract;

Annex 1 Terms of the COMPANY

Annex 2 Contractor's offer

Annex 3 Annex Labor

Annex 4 Annex HSEQ

Annex 5 Annex Safety for CONTRACTORS

Annex 6 Annex Corporate Social Responsibility

Annex 7 Annex Billing

Annex 8 Code of Ethics and Anti-Corruption Policy of THE COMPANY

II. GENERAL CONDITIONS

2.1. DEFINITIONS

All capitalized terms and not defined elsewhere in this Contract shall have the meanings set forth below. For purposes of this Contract and where the context it requires words in the singular shall include the plural and vice versa. Any reference is made a decree, law, resolution, statute or regulation shall refer to this decree, law, resolution, statute or regulation, its amendments and modifications.

Administrator: Person or persons the COMPANY designates to coordinate with the CONTRACTOR all activities related to this Contract that has no authority to change it.

Affiliate, branch or Subsidiary: Any company or other entity that controls or is controlled directly or indirectly by the COMPANY or the CONTRACTOR, or that share a same parent company, or which a controlling company of the CONTRACTOR exerts ownership equity equal or higher than forty percent (40%).

Annexes: Documents listed in Clause Annexes of Special Conditions and form an integral part of the Contract.

Special Conditions: the section of the Contract which consist of the same special conditions agreed by the Parties.

General Conditions: the section of the Contract which sets out the terms that are common to the inherent operational contracts and the COMPANY celebrates daily in the ordinary course of business and established herein.

Contract: Agreement contained in chapter of Special Conditions and General Conditions and the Annexes which form an integral part thereof.

Auditing: A person or group of persons THE COMPANY designates to coordinate, monitor and control the correct execution of the Object of the Contract by the CONTRACTOR.

Invitation to Propose: Document containing the terms and conditions established by THE COMPANY for submission of offer.

Place of Performance: Physical area where the object of the contract is executed and described in the Special Conditions. Without prejudice to the Place of Performance specification shall mean that it also includes any part or section of contract operated or administered by THE COMPANY defined and delimited in the Risk Participation Contract, Partnership, Exploration and Production, or any other type of contract the Colombian state to establish, and any administrative headquarters of THE COMPANY where it transits, lives or works the CONTRACTOR or its subcontractors, and its vicinity.

Regulations: This refers to all the legal obligations in the Place of Performance, and all contractual provisions, including those described in the Annexes Labor, HSEQ, Social Responsibility and other Annexes that apply to all activities taking place in the Place of Performance.

Object: Activity the CONTRACTOR agrees to perform under the terms of this Contract, detailed in the relevant clause in the Special Conditions.

Offer: Document and its annexes containing technical and economic terms presented by the Contractor in response to the Invitation to propose, when this process has been raised, and the CONTRACTOR agrees, in addition to the provisions of the Contract.

Part: The COMPANY or CONTRACTOR individually. When the plural is used is understood to include both, or one or the other, as appropriate in the context.

Subcontractor: natural or legal person contracted or subcontracted by the CONTRACTOR, other than its direct employees, to: (i) implement all or part of the object of this contract, provided it has been previously authorized by THE COMPANY. (ii) Execute related, complementary or additional activities to the fulfillment of the object. Those suppliers who provide or supply to the CONTRACTOR, services and property in the Place of Performance will be included.

A.

B. 2.2. OBJECT

In compliance with this Contract, the CONTRACTOR agrees to THE COMPANY to run the Object of the Contract on its own, with full technical, financial, administrative and managerial autonomy.

In furtherance of this Contract the CONTRACTOR agrees not to accept orders that address topics, quantities or additional concepts to those provided in this Contract, or to submit additional billing for items not expressly contained in the object. The cost and risk of any work performed by the CONTRACTOR outside the object will be borne exclusively by it.

C. 2.3. Duration

The term of the Contract is set out in the relevant clause of the Special Conditions.

Unless stipulated otherwise in the Special Conditions, the COMPANY may extend the Contract prior to the termination. The time and the procedure for extensions are described in the Special Conditions.

Without prejudice to the provisions of this clause, THE COMPANY may terminate this Contract at any time in accordance with the provisions of the Termination clause.

D. 2.4. VALUE OF CONTRACT

The Contract value is described in the Special Conditions.

When rates are agreed, these are considered as fixed and unchangeable during the term of the Contract.

Accordingly, the CONTRACTOR expressly waives any right adjustments, compensation, claims occurring on these rates during the performance of this Contract. The rates are inclusive of all costs, profits and contingencies of the CONTRACTOR including costs of the CONTRACTOR related to staff salaries, benefits and other labor rights; premiums for insurance policies, and any reason concerning taxes of any kind, direct or indirect, so there will be no rise to any adjustment of the contract value. The CONTRACTOR declares that it accepts only to assume the risk of changes in the conditions of market prices, as well as any other risks which may vary the rates.

The only adjustments to perform will be the agreed in the Special Conditions where applicable.

When the implementation of Object required unskilled field work the rate component corresponding to such labor will be adjusted based on the regional wage increase determined by THE COMPANY.

E. 2.5. METHOD OF PAYMENT AND BILLING

THE COMPANY shall pay the CONTRACTOR in the manner described in the Special Conditions.

The CONTRACTOR shall present its bill as stated in the Annex Billing to this Contract.

If the CONTRACTOR does not invoice within sixty (60) calendar days after the deadline for bill established in the Special Conditions, THE COMPANY may deduct by way of penalty for this delay, a sum equivalent to ten percent (10%) of the total invoice value.

THE COMPANY will not make payments related to this Contract in cash or cash checks with. THE COMPANY shall make payments only by check or wire transfer on behalf of CONTRACTOR. THE COMPANY will not make payments to third parties on behalf of CONTRACTOR.

Payments to this clause shall be subject to withholding taxes that may be due. The withholdings the COMPANY makes to the CONTRACTOR shall be in the same currency in which THE COMPANY makes payments. Furthermore, withholding refunds made by THE COMPANY will be made in the same currency in which the deductions, without interest or adjustment of any kind were made.

THE COMPANY will pay the invoices in the currency stated in the Special Conditions, and for the case of currency payable in Colombian pesos, the conversion is made to the representative market rate "TRM" certified by the Financial Superintendence of Colombia or acting entity, effective at the date of acceptance of goods or services under this Contract by entry sheet document, which is issued by THE COMPANY in SAP upon acceptance of service or goods supplied by the CONTRACTOR.

THE COMPANY reserves the right to withhold payments caused and yet paid to Contractor, when it has ignored written requests made by THE COMPANY on aspects of Contract binding on the CONTRACTOR, and this has not solved these requirements. Such retention will cease once the CONTRACTOR meets the requirements made by THE COMPANY.

If the CONTRACTOR decides to keep the original invoices, shall deliver such original to THE COMPANY within ten (10) calendar days following the date on which the payment of the relevant invoice is made. This is to make the appropriate annotation to pay under the provisions of paragraph 7 of Article 784 of the Commercial Code. The CONTRACTOR agrees that breach of this obligation shall entitle the COMPANY to retain any sum of money corresponding to pending payments, until the entry fee is verified on the original paid invoices. For the last invoice, the CONTRACTOR agrees to make the original within ten (10) days prior to the date of their payment schedules.

If the CONTRACTOR is entitled to reimbursable expenses, they must be pre-authorized in writing by the Administrator. Such expenses shall be billed by the CONTRACTOR in the periods in which they were caused, clearly indicating that this is a refund, and must be supported by original sales invoices or equivalent documents issued in the name of The COMPANY, or THE COMPANY and CONTRACTOR. These supports shall comply with all the requirements laid down in Article 617 of the tax statute and other regulations which complement, add to or modify.

The CONTRACTOR agrees and undertakes to practice, declare, pay and certify withholding for taxes, fees and contributions as may be appropriate according to the current tax Legislation and tax quality of THE COMPANY. Regarding the withholding of ICA, the CONTRACTOR shall relate in each invoice submitted municipalities which is entitled to the payment of that tax.

If the CONTRACTOR does not practice the withholding to which the tax law compels, THE COMPANY shall be entitled to perform them under the CONTRACTOR, subject to default interest and penalties that may apply, and that the reimbursement would be registered on accounting to its name.

F.

G. 2.6. GUARANTEE WITHHOLDING

THE COMPANY makes deductions on the value of each invoice by the percentage set in the Special Conditions, by way of escrow in compliance with COMPANY of all obligations under the Contract. The amount of this withholding tax will not apply, as long as it is differentiated against on the invoices. The amount deducted to the CONTRACTOR will be refunded by THE COMPANY to CONTRACTOR by deducting, whenever appropriate, the amounts any THE COMPANY intended to pay, indemnify, repair damages, obligations or fines by the CONTRACTOR. It is expressly understood and agreed that the amounts retained by the COMPANY does not bear interest. This withholding does not relieve the CONTRACTOR of payment of compensation to which there is room for non-compliance with one or all of its obligations under the Contract.

Except for deductions mentioned in the previous paragraph, the amounts withheld under this heading shall be reimbursed in full to the CONTRACTOR upon completion and liquidated the Contract or the period specified in the Special Conditions, by the method of billing and payment described in the Contract.

Additionally, to release the retention money shall demonstrate that the CONTRACTOR is in good standing by payment of the tax on industry and commerce and the complement of signs and boards, in the municipality where this object of Contract developed the industrial, commercial or service activity.

To request a refund of the withholding, the CONTRACTOR must wait to be paid the last bill or is established in the Special Conditions for the implementation of the Object of the Contract and shall submit the following documents:

H. Bill for the retained value, relating each of the invoices and the amount withheld.

I. List of personnel involved in the execution of the Contract.

J. Hold harmless document or certificate issued by the respective ARP, EPS, PENSION FUND, FAMILY COMPENSATION FUND, ICBF and SENA, for each employee, showing all payments without arrears incurred by the Contractor and/or subcontractors during the period in which the worker participated in the Contract.

K. Hold harmless document issued by the Ministry of Social Protection of the place where the contract or the nearest to the same place, stating that against the CONTRACTOR and/or Subcontractors do not pursue administrative complaints. If the event of complaints, it must specify the name of the complainant and if it took part in the execution of the contract, and that the risk is rated medium to high level by the Department of Labor Relations of the COMPANY, withholdings will not be returned or signed the notice of settlement of this Contract, until such claims are not resolved.

L. List of current labor demands where it is linked to any title the CONTRACTOR or its subcontractors, specifying the name of the applicant, principal claim(s), Court, filed and current status of the process. If the applicant has participated in the execution of the Contract, and that the risk is assessed of medium to high level by the Department of Labor Relations of the COMPANY, deductions may not be returned nor will sign deed of settlement of this Contract, until such disputes are resolved.

M. Copy of final payments of salary (ies) and social benefits of workers who participated in the execution of the Contract. If the worker(s) continue to provide services to the CONTRACTOR and/or SUB-CONTRACTOR(S) under the same employment relationship, it should reach to a transaction agreement where the parties (contractor employer and employee) are declared hold harmless to date termination of Contract.

N. Copies of insurance policies or extensions thereof, under the conditions prescribed in the Contract and current until the term stipulated therein.

It is understood that to accomplish the return of guarantee withholding the CONTRACTOR must have complied with all obligations under the contract and must not be against legal proceedings, claims and/or researches in which it is integrally linked to THE COMPANY by reason of this Contract.

O. 2.7. SUSPENSION OF PAYMENTS

THE COMPANY reserves the right to suspend the periods specified in the Contract for payment when the CONTRACTOR has ignored written requests made by THE COMPANY or Auditor’s Office on aspects of Contract binding for CONTRACTOR, and when THE COMPANY have not solved these requests. Such suspension shall cease once THE COMPANY verify that the Contractor has met the requirements formulated.

P.

Q. 2.8. INDEPENDENCE OF CONTRACTOR

The Parties expressly state that this Contract by its very nature does not constitute an employment contract or employment relationship between the CONTRACTOR, its employees, servants, subcontractors or agents working for this with THE COMPANY, even in cases where THE COMPANY facilitates and makes available to the Contractor, its employees, servants, subcontractors or agents, facilities and infrastructure, such as secretary support, office space or facilities, among others. Therefore, the CONTRACTOR is the sole employer of workers who use to execute the contract and assume all risks arising out of the same.

For all purposes of this Contract the CONTRACTOR legally defines the characteristics of an independent contractor within the terms of Art. 34 C.S.T. and therefore, it is not a representative agent or single broker of the COMPANY.

R. 2.9. CONTRACTOR PERSONNEL

When the Contractor and/or Subcontractor require hiring staff to implement the Object of the contract, these are obligated to, among other:

A. Celebrate employment contracts that are required in writing.

B. Comply with the personnel requirements specified in the Invitation to Propose and in its Offer.

C. Comply with the applicable Regulations.

D. Make payments of all wages, legal and extra-legal benefits, allowances, extra work, endowments, insurance, and other legal obligations and, in general, the performance of all obligations of membership and contributions to the General Integral Social Security System and other tax payments and obligations that the law imposes on it as Sole employer of its workers.

E. For staff of unskilled and skilled staff to perform activities exclusively for the fulfillment of the Object of the Contract and related, complementary or additional activities, the CONTRACTOR and its Subcontractors shall work to pay their employees as a minimum wage that THE COMPANY determines, without the existence of regional wages affect this obligation.

F. Maintain existing and duly approved by the Ministry of Social Protection the work, hygiene and safety regulations. The CONTRACTOR agrees to deliver the appropriate resolution when THE COMPANY requests.

G. Present at the request of the COMPANY, a copy of the forms of self-settlement of institution(s) covering as relevant the accidents and risks of the employees of the CONTRACTOR. The CONTRACTOR undertakes that no worker dedicated to the execution of this Contract shall begin work without duly affiliated to all entities provided by the General Security System Social.

H. Furnish, before the contract starts and when so required by THE COMPANY and complying with all current legal provisions, a list of personnel to be used or being used in the work of this contract with their respective Name, address, identity card number or identification and position or functions performed. The data provided must have been previously verified by the CONTRACTOR in accordance with the parameters contained in the Annex Safety. This list is subject to approval by THE COMPANY. The CONTRACTOR shall immediately notify THE COMPANY of any entry or change staff to meet the object of this Contract.

I. Provide staff with its legible, visible and distinctive identification cards and ensure they carry it in a visible place during the execution of the Contract, and when in the Place of Performance.

J. The CONTRACTOR shall ensure that all and each of its employees and subcontractors to carry its service in a visible place a card, and distinctive signs identifying them as such, in accordance with the identification model THE COMPANY sets.

K. Return the identification documents and supplies when they have been delivered by THE COMPANY to CONTRACTOR or employees, within a period not exceeding three (3) calendar days after Contract termination or withdrawal of some of its employees or subcontractors.

L. Submit, at the end of the execution of the contract, at the request of THE COMPANY, a comprehensive report detailing the proper fulfillment of obligations on labor, social security and occupational hazards imposed by Colombian law. This report should include the various forms certifying the status of compliance of the aforementioned obligations.

The CONTRACTOR must obtain work permits and visas necessary for its personnel and abroad when this is going to work in the country, in compliance with Colombian laws governing the subject matter, especially labor and immigration.

The CONTRACTOR’s Staff and its Subcontractors and in general the CONTRACTOR’s dependents who move to the Place of Performance shall observe the Regulations, which includes safety procedures issued by THE COMPANY for its own staff. The COMPANY shall be entitled to require the CONTRACTOR to correct the behaviors that fall out with the Regulations and provisions established by the COMPANY and the CONTRACTOR shall be required to meet these requests as quickly as possible.

The CONTRACTOR agrees to report immediately to the Supervisor in the appropriate area and Contract’s Manager, any irregularity, incident, information or observation that can obtain and can contribute positively to the safety of THE COMPANY or avoid risk, danger or threat of any kind.

The obligations in this clause is meant to apply to Subcontractors (if any) to its workers, being in all cases the responsibility of the CONTRACTOR any failure in this regard, including ignorance of the law that allege the Subcontractor.

If for the failure of the CONTRACTOR and/or its subcontractors of their legal and contractual obligations and effect to the provisions of Article 34 of the Labour Code and the regulations that add to or modify by any court or administrative authority, it is determined that THE COMPANY is jointly and severally liable for labor claims correspond to the CONTRACTOR, one or more of its employees or its Subcontractors, THE COMPANY shall be entitled to take legal action against the CONTRACTOR for the payment of any sum THE COMPANY has paid for these reasons, and may exercise the right to retain any amount due to the CONTRACTOR up to the values that were being collected judicially and out of court, plus a percentage of twenty percent (20%) for administration and management.

The CONTRACTOR expressly and irrevocably authorizes and without request, to THE COMPANY at any time holds, disposes of the pending payment bill or guarantee withholding or any other amount owed or come to owe to the CONTRACTOR, and pay on behalf of the Contractor the amounts owed to workers bound to perform the contract, in respect of wage nature obligations, benefits and other labor obligations under this Contract and the applicable rules.

This Contract provides enforceable and therefore, the recovery of sums described in this clause shall be made by executive action only upon presentation of the payment order and/or judgment or administrative decision that is ordered, along with the text of this Contract. The CONTRACTOR expressly disclaims being required in default as expected by the Colombian Civil Code. In case it cannot withhold, or the payment of any sums that person was claiming THE COMPANY to the CONTRACTOR by the reasons outlined in this clause, THE COMPANY may terminate this Contract for breach of the same, making effective the policies and Guarantees ruling the compliance with this Contract, including the Penalty Clause agreed here.

In order to ensure compliance with the obligations under this clause THE COMPANY may:

(i) Conduct labor audits during the term of this Contract and one year counted from the date of termination, to ensure compliance with the CONTRACTOR of the respective job duties, however, the exercise of such audit may be construed as assumption of responsibility of THE COMPANY in labor matters, nor be understood as violation of autonomy and freedom that the CONTRACTOR has as sole employer of its workers.

(ii) Request the CONTRACTOR to remove or replace any member of its staff assigned to Contract execution, if deemed appropriate and informing the reasons for this, with the corresponding obligation of the CONTRACTOR to carry out such removal immediately.

The corresponding replacement should be performed within a period ranging from two (2) five (5) calendar days, in the opinion of THE COMPANY, counted from the day the Contractor receives the appropriate written notice. The CONTRACTOR shall be liable for damages caused by delays in the removal and appointment of replacement and non-compliance with this request will be considered as grounds for breach of this Contract.

The CONTRACTOR agrees to extend this Clause in its contracts with its subcontractors, specifically including all of its subsidiaries and/or suppliers who provide or supply goods and services within the Place of Performance. This obligation includes the duty of the CONTRACTOR to carry out the proper monitoring of the compliance with the above duties by its subcontractors.

The exercise of the powers of audit and other agreed by the Parties in this clause does not involve taking responsibility for employment of the COMPANY, or lack of quality of real and unique Employer of the CONTRACTOR.

S. 2.10. RISKS AND RESPONSIBILITIES OF THE CONTRACTOR AND INDEMNITY OF THE PARTIES

Each Party shall, in addition to the obligations set out in the Special Conditions of this Contract, recognize as own and be forced to assume and repair any damage caused to the other party or third parties caused by or in connection with the execution of this Contract. Consequently, the party causing agrees to respond promptly and timely pay any compensation, informing the other party about the process resulting from such claims. Expressly, without prejudice to any provision in the Special Conditions, the CONTRACTOR assumes the risk of loss, theft, damage or loss from any cause of materials, machinery and equipment used in carrying out the object of the contract. Loss, theft, damage or loss of materials, machinery or equipment does not relieve the CONTRACTOR of its obligation to have at all times with the implements and tools required for the implementation of the Object of the Contract.

If a Party to be drawn into a claim or lawsuit for damages or injury caused by the other Party, the first party may request the cause to assume its defense at its own cost.

In the event that THE COMPANY should recognize a third party any sum of money for damages suffered and attributable to the CONTRACTOR, it will refund the money paid within five (5) business days following the date of notification. Failure to repay the money and if any accounts receivable or outstanding amounts on behalf of the COMPANY, this is now authorized to withhold or deduct the sums. If THE COMPANY cannot hold the amount to be recognized to a third party for damages attributable to the CONTRACTOR and/or if such amount is not repaid to the COMPANY by the CONTRACTOR within five (5) business days following the notification date, this conduct will be understood as a breach of the Contract and will empower THE COMPANY to: (i) terminate, and/or (ii) collect the Penalty Clause under this Contract, without prejudice to legal actions that may be required.

The CONTRACTOR pursuant to this clause shall:

a) Respect private property within the Place of Performance, and its area of influence.

b) Run the Object of this Contract respecting the stripes for which THE COMPANY has entered into service contracts.

c) Take all necessary measures for its employees, servants and Subcontractors respect the property of third parties. In the event that the implementation of the Object requires entry to property of third parties must request permission from THE COMPANY and the landowner.

d) Refrain from interrupting the passage or the normal operation of roads, public or private roads, pipelines, pipes, telephone lines, electrical transmission networks and generally public or private infrastructure, without the prior consent of the right holder of the respective good and competent authorities, where appropriate.

Unless express otherwise in the Special Conditions of Contract, for reimbursement purposes shall apply the provisions contained herein; however, the Parties agree that none of these will be responsible for lost profits or consequential or indirect damage is caused to the other party, except in cases of gross negligence or willful misconduct of the causing Party.

T. 2.11. IMPORT COSTS, RE-EXPORTATION AND CUSTOMS DUTIES

Unless otherwise provided in the Special Conditions, where the CONTRACTOR performs imports and exports, this will be solely responsible for paying the costs of import and re-export of equipment and supplies required for performance of this contract, including but not limited to port charges, storage charges, setup fees, customs fees (tariff and VAT), etc. Notwithstanding the obligations arising in the Incoterms used THE COMPANY who will appear in the import declaration as an importer, without the obligations which are peculiar to each part generated under INCOTERMS defined are modified for this cause, except for DDP purchases (Delivered Duty Paid).

The CONTRACTOR to make imports to the fulfilment of customs provisions in force on the date of importation, unless otherwise agreed in the Special Conditions, to obtain permits and licenses necessary to allow importation into Colombia, as well as manage the necessary in order to obtain the exemptions in the legislation.

Upon termination of this Contract, the CONTRACTOR will obtain all necessary licenses and permits to enable its re-equipment, auxiliary equipment, materials and supplies, taking over the payment of customs duties, taxes and other re-export charges, if applicable.

In any case, the CONTRACTOR shall provide all necessary assistance to defend THE COMPANY, where it is required to prove to any authority that all equipment, tools and materials have been duly nationalized and hold harmless and indemnify the Company for any damage generated as a result of this situation.

U. 2.12. GENERAL OBLIGATIONS OF CONTRACTOR

In addition to what is stated in this Contract, the CONTRACTOR and its staff expressly agree to:

A. Strictly comply with the laws and regulations of the hydrocarbon industry and in general to all the rules and Regulations which are applicable at the Place of Performance, and the implementation of related, complementary and ancillary activities of the Object of the Contract without making activities prohibited by the laws.

B. Strictly comply with the obligations and responsibilities under this Contract.

C. Provide employees, servants, agents or Subcontractors used for the development of this Contract and all necessary elements and implements for the performance of its duties, as provided in this Contract.

D. Strictly comply with agreements or contracts entered into with third parties for the supply of materials, machinery, equipment or services are required for the fulfillment of the Object.

E. Address the claims and demands directly or indirectly with the contract, to be made against them, and report them in detail to THE COMPANY within two (2) calendar days following the date that has knowledge of them.

F. Reimburse the costs THE COMPANY pays when it needs to call another company to implement obligations of the CONTRACTOR, by total or partial breach of its obligations and duties under this Contract. The costs will be deducted directly by THE COMPANY of any unpaid balance to the CONTRACTOR.

G. Require Subcontractors to include in their contracts a clause which will keep THE COMPANY, its subsidiaries, affiliates and parent, free of responsibilities and meet the specifications of this Contract relating to liability and insurance.

H. Request THE COMPANY and obtain approval prior to the conclusion of agreements with the community, when they are not expressly authorized by this Contract or under Annex Social Responsibility of THE COMPANY.

I. No advance any activity on behalf of THE COMPANY or perform actions on their behalf.

The CONTRACTOR agrees to extend this Clause in its contracts with its subcontractors, specifically including all of its subsidiaries and/or suppliers who provide or supply goods and services within the Place of Performance. This obligation includes the obligation of the CONTRACTOR to carry out the proper monitoring of compliance with the above duties by their Subcontractors.

V. 2.13. REPLACEMENT

Once the CONTRACTOR has informed about the defective quality, malfunctioning, or in general, any other defect or feature that does not meet the technical requirements for equipment, tools, materials or chemicals delivered, it shall proceed to repair, replace or re-perform services in the opinion of THE COMPANY.

The re-execution of the service, repair and/or replacement shall proceed within the period stipulated in the Special Conditions or otherwise within the period THE COMPANY indicates in the application for reinstatement to the CONTRACTOR at the latest. Notwithstanding the foregoing, THE COMPANY reserves the right to request the immediate replacement of equipment that, after being repaired by the CONTRACTOR, may not operate optimally for the execution of this Contract and in accordance with the requirements of THE COMPANY. The lack of replacement in the terms hereof shall be regarded as material breach of contract and will result in the imposition of fines on the terms provided in this Contract.

If this situation continues for more than three (3) days, it may in its judgment impose successive fines to the CONTRACTOR as provided in clause fines of this Contract, terminate the Contract and collect the policies and the penalty clause provided for in this Contract. In any event, it is expressly agreed that there shall be no payment of any additional fees or costs during the period of replacement of defective equipment.

W. 2.14. FINES

When the CONTRACTOR violates any part or all of the obligations of the contract for reasons attributable to its subcontractors, or presents implementation delays, THE COMPANY shall have the power to impose fines for each day of delay or default in the performance of this contract, the percentage set out in the Special Conditions. THE COMPANY shall notify in writing the CONTRACTOR its compliance and the decision to impose the fine. The imposition of a fine does not relieve the duty to correct the shortcomings that led to the fines imposed.

Fines will be caused by the mere fact of default attributable to the Contractor or its subcontractors and will not require any judicial process, reason why THE COMPANY is entitled to deduct the value of any amount the CONTRACTOR is entitled. The Contract provides enforceable for the purposes specified in this clause.

The application of these penalties does not restrict or impede the right of THE COMPANY to enforce insurance policies provided for in the Contract and the compensatory actions that THE COMPANY deems appropriate to exercise.

X. 2.15. INSURANCE

The CONTRACTOR undertakes to the COMPANY to subscribe for the policies indicated in the Special Conditions of this Contract, the terms set forth herein and in the Special Conditions.

The originals of the required policies shall be delivered to THE COMPANY within five (5) business days following the execution of the Contract by the Parties, together with the terms and conditions thereof and proof of payment of the respective premiums.

The CONTRACTOR shall obtain policies with an insurance company legally established in Colombia and acceptable to THE COMPANY. The policies are primary and non-contributory to any insurance purchased by THE COMPANY. The collection of these policies do not constitute compensation for damages caused to the COMPANY, which may proceed to the CONTRACTOR for the remainder until complete satisfaction of any damages that it causes to come near.

All policies required by this contract shall include the clauses as follows:

A. The insurance company expressly waives the right of subrogation against THE COMPANY, its parents, subsidiaries and affiliates or associated insurers. In the case of the compliance policy, the insurance company waives subrogation against THE COMPANY.

B. The insurance company cannot cancel or modify the terms of the policies hired without prior permission of THE COMPANY.

C. The insurance company shall include THE COMPANY, its Affiliates and successors, employees, agents and partners as additional insured. In the case of the policy of compliance the insured shall be THE COMPANY.

D. The payment of compensation will be made once established, so by extrajudicial way, the occurrence of the claim and the amount of loss by the insured.

E. The CONTRACTOR waives the right to unilateral revocation policies that contracts pursuant to this Contract.

The COMPANY will never be responsible for deductibles or limitations to the conditioning of the policies purchased by the CONTRACTOR. The CONTRACTOR shall require its Subcontractors the same position on insurance as applicable. The CONTRACTOR shall be solely responsible if the compensation or coverage of the insurance company has deficiencies. Any and all deductibles in insurance policies shall be assumed by the CONTRACTOR under its sole responsibility.

In any of the insurance policies that this clause refers to, it shall be included THE COMPANY as an insured and/or beneficiary, as appropriate to fully cover its interests.

The CONTRACTOR and Subcontractor also undertake to purchase and maintain any other insurance policies indicated by Colombian legislation and/or regulations in force under special, individual conditions and sums insured, etc., that it be brought to the successful development and execution of this Contract.

THE COMPANY may terminate unilaterally this Contract, when the Contractor has not complied with the filing of the Policies required in the term agreed in the Contract. Such failure will result in the enforcement of the Penalty Clause under this Contract, for which this Contract provides enforceability.

If the CONTRACTOR presents the policies within the agreed time, but the insurer is not accepted by THE COMPANY or the terms of the policies are not required by this Contract, the CONTRACTOR shall be obliged to modify these policies, for which it will have two (2) calendar days after receiving notice of the rejection of the policies presented above.

Y. 2.16. USE OF COMPANY ASSETS

When THE COMPANY makes delivery of goods or personal property to the CONTRACTOR for the execution of the Contract, such goods may only be used by the CONTRACTOR, its employees or subcontractors for the execution of Object activities of the Contract for which THE COMPANY will give the CONTRACTOR relevant instructions and authorizations.

The goods are delivered to the CONTRACTOR as precarious loan.

For this, the CONTRACTOR shall in relation to the goods given on loan:

A.	Use the utmost care in their preservation.
B.	Be responsible for any loss or damage they suffer, except those arising from their legitimate use. To this extent, it is obliged to respond in accordance with the provisions of Article 2203 of the Civil Code.
C.	Be responsible for the damage that the CONTRACTOR, its employees or third parties caused to property.
D.	Restore the goods under the terms THE COMPANY requests.
E.	Use the property as authorized by THE COMPANY.
F.	Permit, when required by THE COMPANY, inspection to verify the condition of the property.
G.	Request prior written consent of THE COMPANY when required to do any repairs or maintenance to the property received.
H.	Respond for any alteration caused over the property or making adjustments without prior written permission of THE COMPANY.
I.	Maintain goods with distinctive signals that it has been provided by THE COMPANY, and in any case, to express to others when appropriate that it is not its property.
J.	Request prior written consent to THE COMPANY on any changes of destination, temporary or permanent, which is projected on goods received.

Z.

2.17. DUTIES, LIENS AND CHARGES

The CONTRACTOR warrants that it has valid title to all equipment and technological documentation of these and other elements that account for the performance of the Contract.

The CONTRACTOR shall report in writing to THE COMPANY prior to the execution of this Contract, any limitation of the domain (application, pledge, charge, encumbrance or claim) on the equipment.

The CONTRACTOR will address any claims related to equipment; supplies and materials provided by this and will ensure that such claims do not affect the availability of the equipment offered for the execution of the Contract.

If for any reason of those indicated previously, equipment, materials or licenses of THE COMPANY are damaged, THE COMPANY will have the option of releasing them, including the payment of fees and expenses, either through withholding payments of invoices are payable or guarantee withholding, or should not count on these funds the CONTRACTOR shall reimburse THE COMPANY these costs plus twenty percent (20%) on account of administrative expenses it incurred.

The CONTRACTOR shall indemnify and hold harmless THE COMPANY, its Affiliates, Subsidiaries and branches or Subcontractors for all damages, disbursements, losses, costs, including without limitation to these legal, who may suffer for any levy, attachment or charges imposed because of the execution of this contract, for reasons attributable to the CONTRACTOR.

2.18. PRIVILEGED INFORMATION POLICY

The CONTRACTOR agrees it knows and understands the policy of Privileged and Confidential Information of the COMPANY and agrees to abide by and respect it in order to ensure compliance. The signature of this contract by the CONTRACTOR involves unconditional adherence to the aforementioned policy.

The violation by the CONTRACTOR of the obligations under the Policy of Privileged and Confidential Information shall constitute sufficient grounds for the COMPANY may terminate the Contract, without any opportunity to any compensation to the CONTRACTOR.

The CONTRACTOR agrees to extend this clause in its contracts with its subcontractors, specifically including all of its subsidiaries and/or suppliers who provide or supply goods and services within the Place of Performance. This obligation includes the obligation of the CONTRACTOR to carry out the proper monitoring compliance with the above duties by their Subcontractors.

2.19. INDUSTRIAL PROPERTY AND INTELLECTUAL PROPERTY

Each Party agrees not to use or exploit in any way the intellectual property rights of another, including Affiliates, Subsidiaries and branches or partners of THE COMPANY, from which they are aware or having direct access or indirectly in performance of the Contract. Similarly undertake not to use, exploit or publish copies or reproductions that are referred by either Party to the other, such as, without limitation, video, text, recordings, pianos, pictures, electronic files, registry magnetic, etc., unless authorized by the sender. This obligation extends to Subcontractors.

The party has knowledge of abuse by a third party of any intellectual property, its Subsidiaries, Affiliates and branches, or partners agree to inform the other Party immediately it is aware.

If developing Object of Contract and commissioned by THE COMPANY the CONTRACTOR or its subcontractors create works of any kind protected by copyright, it is understood that the same economic rights are transferred and will correspond to THE COMPANY without any limitation, for the time set in the laws on copyright. THE COMPANY may authorize processing, reproduction, distribution, broadcast, or transmission to the public, for everyone, without prejudice to the moral rights that may correspond to the CONTRACTOR and Subcontractors in accordance with the legal provisions. The CONTRACTOR shall ensure the inclusion of this provision in subcontracts signed.

The Parties declare that they are owners or licensees of the legitimate property rights regarding trademarks, patents, utility models, industrial designs and copyrights used in development of the Contract including computer programs or software. THE COMPANY and CONTRACTOR shall be responsible for payment of the respective payment of royalties may correspond each.

Each Party shall defend, indemnify and hold harmless to the other Party, its parent company, its subsidiaries, affiliates and subsidiaries, or partners, and employees, officers and successors of these, from and against all claims from a third party against of the Party concerned and resolved in its favor, for violation or alleged violation of any right arising from industrial property and intellectual property, arising in relation to the development of this Contract. The CONTRACTOR shall ensure the inclusion of this provision in subcontracts signed.

The Party receiving any complaints regarding the violation of industrial property rights and intellectual property shall report in writing to the other Party, within two (2) days after receipt of the claim.

The terms of this Clause shall be in effect during the term of this Contract, and after completion thereof for any reason, for a period equal to the limitation of actions under the relevant industrial property and intellectual property regulations.

The CONTRACTOR, its employees, servants, subcontractors or agents on its service cannot use its company name or the name of any Subsidiaries, Affiliates and branches, partners of THE COMPANY or in promotional material or make adds regarding the Object of this Contract without first obtaining the written permission of THE COMPANY.

The CONTRACTOR is obliged to do not make commercials or demonstrations of any kind where THE COMPANY, its Affiliates, Subsidiaries and branches, or partners are involved.

2.20. SOCIAL RESPONSIBILITY

The Contractor acknowledges and accepts Social Responsibility Policy of THE COMPANY, which is located in the Annex Social Responsibility to this Contract.

The CONTRACTOR agrees to extend this Clause in its contracts with its subcontractors, specifically including all of its subsidiaries and/or suppliers who provide or supply goods and services within the Place of Performance. This obligation includes the obligation of the CONTRACTOR to carry out the proper monitoring compliance with the above duties by their Subcontractors.

2.21. EXPRESS PROHIBITION

The CONTRACTOR, its employees, servants, subcontractors or agents working for this are obliged to comply with the provisions of Law 40 of 1993, Law 282 of 1996, Law 504 of 1999, Law 733 of 2002, Law 1121 of 2006 and other additional rules that replace or modify them.

The CONTRACTOR agrees not to incur, among others, any of the acts described below:

A.	Making, tolerate or omit any fact or thing, invoking or giving in unjustifiably threats from groups outside the law.
B.	Receiving, giving, administering, investing, financing, transferring, storing, transporting, or retaining money or property derived from or targeting groups outside the law.
C.	Collaborate or provide support to groups outside the law.
D.	Build, assign, lease, make available, provide, or transfer title to any property to be used by groups outside the law.
E.	Paralyze, suspend or markedly decrease the performance of its contractual obligations to address user groups outside the law.
F.	Pay sums of money to extortionists.
G.	Refrain from reporting offenses whose commission has known during the Contract.

2.22. LICENSES AND PERMITS

The CONTRACTOR shall obtain and comply with permits and licenses required for the execution of the Object of Contract. If obtaining permits and licenses is the responsibility of THE COMPANY the CONTRACTOR agrees to comply with the terms and conditions established by such permits and licenses, as is relevant to the Object of the Contract.

Failure to comply with this clause shall constitute a material breach of Contract.

2.23. CONFIDENTIALITY

In addition to that provided for under Clause of Privileged and Confidential Information Policy, all information exchanged between the Parties and the CONTRACTOR for the application of this Contract is confidential.

Confidential information is defined as all processes, operating methods, data, resources, graphs, visual, verbal or written information, procedures, ideas, plans, designs, formulae, calculations, market strategies, pricing, contracts, names and customers data of THE COMPANY.

The CONTRACTOR agrees to maintain the strict confidentiality of the information and not to disclose to anyone other than the COMPANY or used for purposes other than compliance with the Object of this Contract, all or any part of the information that is obtained by virtue of this Contract, or by any other means. Any information provided by THE COMPANY pursuant to this Contract shall be the exclusive property of THE COMPANY.

The CONTRACTOR acknowledges that all confidential, technical or commercial material, which is obtained, acquired or used in the performance of this Contract will be returned immediately cease to be required and, at the latest, at the time of termination of the Contract.

The information shall not include information that is put into the public domain by different legal means any act or omission of the CONTRACTOR. The CONTRACTOR shall be entitled, by notice to THE COMPANY, to disclose information when required by competent authority.

The CONTRACTOR agrees to extend this Clause in its contracts with its subcontractors, specifically including all of its subsidiaries and/or suppliers who provide or supply goods and services within the Place of Performance. This obligation includes the duty of the CONTRACTOR to carry out the proper monitoring of compliance with the above duties by its subcontractors.

The violation stated herein may result in immediate termination of this Contract without prejudice to any penalty that might arise and collection of the Penalty Clause established in this Contract, as well as the damage caused.

2.24. AUDIT

During the term of this Contract and for an additional period of two (2) additional years following the fiscal year the Contract ends, the Contractor agrees to save, preserve and make available to THE COMPANY all documents, records, registers, books and correspondence relating to the execution of this Contract. This is to enable the COMPANY to make, through internal or external auditors, audit the CONTRACTOR, to determine compliance with the obligations under the Contract.

To this end, THE COMPANY will notify the CONTRACTOR, with no less anticipation than three (3) calendar days of its intention to conduct audits. The CONTRACTOR agrees to permit access to the internal or external auditors of THE COMPANY.

If any check reached inaccuracies or errors in the accounts or documents under review, the CONTRACTOR agrees to make the adjustments and corrections within the time indicated by THE COMPANY.

The CONTRACTOR agrees THE COMPANY to disclose the Object of the Contract and details of payments made to any Colombian, Canadian or any other country governmental regulatory agency has legal right to demand it.

2.25. AUDIT

When THE COMPANY so deems, through its personnel or a third party, it can do the auditing for the proper performance of the Object of the Contract, as provided for in the Special Conditions of this Contract. The Auditor shall have the duties of it office, which will monitor the CONTRACTOR in performing the Contract complies with the Offer and its annexes submitted with the requests by THE COMPANY and the obligations and duties in this Contract.

2.26. ASSIGNMENT AND SUB-CONTRACTS

The CONTRACTOR shall not assign or subcontract all or part of the execution of the Object of this Contract, or run it through a third party, irrespective of the legal form it uses, without the prior agreement and written THE COMPANY and express acceptance of third assignee of all obligations and responsibilities.

Any assignment of the Contract by the CONTRACTOR shall be made by the signing of an assignment document signed by the Contractor in its capacity as transferor and transferee, and approved by THE COMPANY. Unless otherwise provided, the assignment accepted by THE COMPANY, assignor and assignee shall be jointly liable to the COMPANY for all obligations under this Contract.

In the event of merger or division of the CONTRACTOR, this shall be informed in writing to THE COMPANY.

The CONTRACTOR agrees to require that contracts entered into with Subcontractors remain the same obligations as the CONTRACTOR under this Contract.

Notwithstanding the foregoing, the procurement of goods and services by the CONTRACTOR for the execution of the Object of this Contract, it may not have more than one (1) level of outsourcing is that Subcontractors may not subcontract the services covered by this contract in whole or in part, without prior express and written authorization by the COMPANY.

2.27. APPOINTMENT OF DIRECTORS

The administrator of each of the Parties shall be the person designated in the Special Conditions, who will be the contact person for each, for all purposes under the Contract.

The CONTRACTOR shall notify in writing the replacement of its Manager.

The Managers shall have the following powers namely:

A.	The Manager appointed by THE COMPANY shall be entitled to take all necessary measures aimed at ensuring compliance with the Contract and may delegate its powers to one or more persons. Manager’s omissions do not excuse the CONTRACTOR from compliance with the obligations contained in the Contract.
B.	The Managers appointed by each of the Parties in this Contract hereto are not authorized to enter into agreements to amend as agreed in this Contract.

2.28. FORCE MAJEURE OR ACTS OF GOD

When the force majeure occurs, it shall give written notice immediately to the other Party. The affecting Party by the force majeure and/or unforeseeable circumstances shall notify the other Party, attaching evidence of the occurrence of force majeure. When the occurrence of force majeure is claimed by the CONTRACTOR, the COMPANY will evaluate the situation and within forty-eight (48) days following the receipt of the notification shall notify the CONTRACTOR if it is recognized or not. If not recognized, the contract will continue in force under the same original terms or under new terms agreed in writing between the Parties. If recognition of a fortuitous event or force majeure claimed, immediately suspend the contract by signing by both sides the record for suspension. When the occurrence of force majeure or fortuitous event is alleged by THE COMPANY, the CONTRACTOR shall suspend the activities running within the period the COMPANY states in communication in which notice of force majeure or fortuitous event is notified.

The CONTRACTOR shall not suspend the execution of the contract in the areas or activities or obligations that have not been affected by unforeseeable circumstances or force majeure.

The following will not be considered events of force majeure or fortuitous event and therefore risks whose effects assumes personally and directly the CONTRACTOR;

A.	Work stoppages, strikes or riots in the community by negligence of the CONTRACTOR in carrying out the object of the contract.
B.	Strikes, work stoppages or labor disturbances in general, by officials of the CONTRACTOR or its subcontractors.

In the event of armed terrorists or threats or any criminal group or groups outside the law, the threatened party shall immediately notify the other of the situation so that both assess the seriousness of the threats and agree measures implementing to overcome the situation and/or suspend or terminate the Contract.

Upon termination of the circumstances that determined the fortuitous event or force majeure, the contract, in accordance with the provisions of clause 2.29 of this Contract will restart.

When the circumstances that determined the fortuitous event or force majeure continues for more than thirty (30) calendar days from receipt of the communication notifying the event, THE COMPANY may terminate the contract with immediate effect when its sole discretion, considers that the circumstances that gave rise to the event of force majeure, have continued or is not expected to cease soon. In this case, once THE COMPANY declares its decision to that effect, the contract shall be terminated without further statement of one of the parties without any compensation to the parties, except the payment the CONTRACTOR owes THE COMPANY for the work performed until the suspension.

2.29. SUSPENSION

The Contract may be suspended in whole or in part at any time for the following reasons:

A. Suspension by mutual agreement between the Parties

B. Suspension by unilateral decision of THE COMPANY

C. Suspension for breach of the CONTRACTOR.

D. Suspension for event of force majeure.

In case of suspension by mutual agreement, the parties will sign a record for suspension in which the cause of it is noted, the date on which the Contract is deemed to be suspended and, if possible, the estimated date of resumption of execution of the Object of the Contract. In the event of suspension for unilaterally decision THE COMPANY or failure of the CONTRACTOR. THE COMPANY shall notify the CONTRACTOR in writing of the decision of suspension, time at which the contract is deemed to be suspended. In case of suspension arising from an event of force majeure shall be as stated in Clause 2.28.

The CONTRACTOR shall suspend the Contract from the date on which the suspension occurs and shall refrain from ordering additional supplies, equipment and materials, taking into account the Party affected by the suspension, without prejudice to any special instructions provided by THE COMPANY

In any case of suspension, THE COMPANY may extend the date of restart, in which case it shall promptly notify in writing the CONTRACTOR. Similarly, THE COMPANY will indicate the date by which the execution of the contract must be restarted, noting, if appropriate, the adjustment requiring execution schedules. The CONTRACTOR is required to restart the suspended contract on the terms THE COMPANY indicates to restart.

The suspension of the Contract for any reason will not result in any recognition of costs or compensation arising from the suspension to the CONTRACTOR. The suspension for breach of CONTRACTOR shall ever result in the recognition of cost, price or any fees during the period of suspension.

When the suspension of the Contract continue for more than thirty (30) days calendar counted as from the date of signing of the record for suspension THE COMPANY in its sole discretion may terminate the Contract without any further statement of Parties and without compensation to The CONTRACTOR, except the payment THE COMPANY dues the CONTRACTOR for the work executed so far suspension.

2.30. TERMINATION

2.30.1. Unilateral early termination

THE COMPANY may unilaterally terminate the contract at any time before the expiration of the Contract by giving written notice to the CONTRACTOR at least thirty (30) calendar days prior to the effective date of termination. This form of unilateral termination shall be understood as just cause and will not cause any penalty or compensation to the CONTRACTOR. THE COMPANY shall only be required to pay the CONTRACTOR as actually executed by this to the satisfaction of the COMPANY until the effective date of termination.

2.30.2. Termination for breach of CONTRACTOR

In addition to the provisions of paragraph 2.30.1 above, THE COMPANY may terminate this Contract, without any compensation to the CONTRACTOR, in the following events, among others:

A.	For negligence of the CONTRACTOR in fulfilling the object that relates to this Contract.
B.	For voluntary or compulsory dissolution or settlement, merger, transformation of CONTRACTOR, or death in the event it is a natural person.
C.	For default on all or any of the obligations under this Contract.
D.	If the CONTRACTOR and/or Subcontractor fully or partially omits or delays the compliance with legal, statutory, regulatory, conventional, labor obligations, those agreed between the parties and set forth in this Contract.
E.	When the CONTRACTOR has done subcontracting or assignment of the Contract without the prior written consent of THE COMPANY
F.	If the CONTRACTOR is subject to administrative or judicial intervention.
G.	For financial failure or notorious insolvency of the CONTRACTOR, that cannot meet its obligations under the Contract.
H.	When the CONTRACTOR omits or delays the performance of the obligations that the law and the contract will impose as the sole employer of its workers.
I.	For not to restarting the Contract immediately and under the conditions of the written notice of THE COMPANY indicates to restart.
J.	For not to having insurance policies in the form and within the period specified in this Contract,
K.	For concluding agreements with non-authorized by this communities.
L.	For the falsity or inaccuracy of the statements of the CONTRACTOR.
M.	When the suspension of the contract exceeds the limit specified in Section 2.29 of this Contract.
N.	For breaching laws or regulations affecting the implementation of the object of the contract.
O.	For any other legal cause.

In the event of any of the events specified in this paragraph, THE COMPANY may terminate the Contract, it being in their favor the compensation and the actions that the law grants to claim its rights.

The Parties agree that no form of termination under this clause shall result in payment of any compensation to the CONTRACTOR and the only obligation of THE COMPANY for such termination will be the payment of the requested, successfully executed and received by THE COMPANY, until the effective date of termination. THE COMPANY shall withhold any payments should the opinion of THE COMPANY the termination is for reasons which lead to compensation by the CONTRACTOR to THE COMPANY.

It is the express desire of the parties that once occurred any of the reasons specified in this clause, the contract will terminate by law and the declaration of judicial or administrative authorities or individuals vested with such powers are not required.

When this contract ends following the expiration of its term of duration, the full implementation of the Object of the same or any other cause herein included, the Parties, together with Auditor’s Office must appear to the signing of a final act of termination of the Contract as a condition for payment of the sums outstanding at that time, where indicated in the Special Conditions. In such record, the final reports, reports of compliance with labor obligations of the CONTRACTOR and policy compliance under this Contract by the CONTRACTOR, in addition to the requirements of the special conditions when it leads to this shall be incorporated.

2.31. PENALTY CLAUSE

Failure to comply with the obligations of the CONTRACTOR will become debtor for THE COMPANY, without prior request or with the single summary evidence of this breach, and shall pay by way of penalty Clause, the amount resulting from applying the percentage the total value of the contract set out in the Special Conditions, or the amount described there. Notwithstanding the foregoing, THE COMPANY may at will simultaneously require payment of penalty clause and compliance with the Contract and all the injuries that have caused it by reason of the failure, indicating that the enforceability of this penalty clause does not exclude the right to claim in another way other damages that was caused to THE COMPANY or imply waiver of the enforcement of the obligation breached.

For these purposes, the COMPANY is entitled to deduct from any amount to the CONTRACTOR the value of the Penalty Clause or judicially charged, without any court order. For these purposes, the contract provides enforceability.

2.32. INDUSTRIAL SAFETY, OCCUPATIONAL HEALTH AND ENVIRONMENTAL PROTECTION

The CONTRACTOR shall strictly comply with all legal and technical standards on industrial safety, occupational health, environmental protection, fire prevention and control, as well as standards, manuals, procedures and guidelines established by the COMPANY about it. Any costs incurred by the fact of complying with these laws and techniques shall be borne by the CONTRACTOR. In particular the CONTRACTOR acknowledges the rules on this matter and its implications and agrees to comply rigorously in accordance with Annex Health, Safety, Environment and Quality - HSEQ.

The CONTRACTOR shall strictly comply with the provisions contained therein and, subject to this, its other legal and contractual obligations.

The CONTRACTOR agrees to extend this Clause in its contracts with its subcontractors, specifically including all of its subsidiaries and/or suppliers who provide or supply goods and services within the Place of Performance. This obligation includes the duty of the Contractor to carry out the proper monitoring of compliance with the above duties by their Subcontractors.

2.33. ETHICS, ANTI-CORRUPTION AND PREVENTION OF MONEY LAUNDERING.

THE COMPANY has a Code of Conduct and Corporate Ethics and Anti-Corruption policies and Money Laundering Prevention, seeking above all: a) guide the conduct of all employees of THE COMPANY, the CONTRACTORS and Subcontractors: b) Maintain proper internal controls; c) Have appropriate records and reports of all transactions; and d) comply with the law. The CONTRACTOR expressly states that has reviewed them and agrees to comply. The signature of this contract by the CONTRACTOR implies its unconditional support of the above documents.

In the execution of this Contract, the CONTRACTOR agrees to notify THE COMPANY immediately knows about any information or event that involves a diversion to the provisions included in the Code of Corporate Conduct and Ethics, and the Anti-Corruption Policies and Prevention Laundering. Such communication may make confidential the following toll-free phone numbers 01 800 518 0744 (Colombia) or 1-866-450-2579 (international), 1 877 266 579 (Canada and United States); email lineaetica@pacificrubiales.com.co or by written communication that can be deposited in the mailboxes located in different venues of THE COMPANY.

The violation of the obligations under those documents and in this clause shall constitute sufficient grounds for THE COMPANY may terminate the Contract, without any opportunity to any compensation to the CONTRACTOR.

The above obligations extend to employees of the CONTRACTOR; its Subcontractors and its respective employees, and the CONTRACTOR agrees to include this policy and clause in its contracts with Subcontractors.

2.34. APPLICABLE LAW, ADDRESS AND LANGUAGE

This Contract shall be construed in accordance with the laws of the Republic of Colombia.

For all legal purposes, the Parties shall appoint as its contractual address in the city of Bogotá, D.C. The Parties agree that if any of the conditions listed in this Contract appearing in texts in languages other than Spanish language, Spanish version governs.

2.35. SETTLEMENT OF DISPUTES

In case of disagreement or dispute with respect to this Contract (a "Difference"), rather than such Difference submits to arbitration, THE COMPANY and CONTRACTOR shall meet and attempt in good faith to resolve such difference. This procedure shall not exceed fifteen (15) calendar days, counted from the date on which the alleging party has notified in writing to the other Party on the Difference.

Differences arising between the Parties, during the execution of this Contract and its implementation, interpretation, development, termination or settlement, and that cannot be resolved by mutual agreement as described in the preceding paragraph, shall be submitted within five (5) days following the period of fifteen (15) days noted above, the decision of an arbitration tribunal composed of three (3) arbitrators appointed by the Parties, from the list of referees for this purpose has the Chamber of Commerce of Bogotá. If the Parties fail to agree on the appointment of arbitrators, they shall be appointed by the Center for Arbitration and Conciliation of the Chamber of Commerce of Bogotá, D.C., and prior application submitted by either Party. The tribunal so constituted, will meet in the premises of the Centre for Arbitration and Conciliation of the said Chamber of Commerce of Bogotá, DC, will be subject to the provisions of the current legislation and will issue its award by law which shall be final and unappealable.

Each Party shall bear the costs and expenses of all counsel, consultants, advisors, witnesses, and employees hired for the same at the time of any Difference referred to an arbitration tribunal, and the costs and expenses of the tribunal shall be shared by the Parties in equal parts.

2.36. EXPENSES AND TAXES

Unless otherwise provided, all expenses, fees, contributions or national, departmental and municipal taxes is caused by reason of the grant, legalization, execution and performance of this Contract, or amendments and/or extensions, if any, including stamp duty shall be the sole responsibility of the CONTRACTOR.

Stamp duty will be borne by the CONTRACTOR and retained by THE COMPANY in accordance with current tax regulations.

The CONTRACTOR acknowledges tax, customs and exchange regulations in force, in particular those related to the withholding of all taxes, as they apply to this Contract.

The CONTRACTOR shall be the solely responsible to the authorities for the collection and payment of taxes and contributions that correspond for the execution of the Contract except in cases where it is the sole obligation of THE COMPANY.

For the purposes of industry and Trade Tax and other taxes of municipal order applying to activities Object of the Contract, the CONTRACTOR shall register with the respective municipal authorities. When THE COMPANY required, the CONTRACTOR shall submit the relevant certificates of registration and compliance with the formal requirements.

THE COMPANY reserves the right to adjust withholding, according to law. If THE COMPANY has taken such erroneous fees or made advance payments, the Contractor authorizes THE COMPANY to deduct the outstanding payment values in the Contract or other contracts, the value corresponding to the adjustments. The default interest and other penalties generated by THE COMPANY by misapplying deductions will be paid by COMPANY.

2.37. WAIVER OF REQUIREMENT FORMALITIES

The CONTRACTOR expressly waives the requirement formalities to be in default if delay or omission in the performance of its obligations under this Contract obtains.

2.38. OTHER CONTRACTS

THE COMPANY reserves the right to subscribe and execute other contracts that relate to the object of this Contract. The CONTRACTOR shall then give the necessary support to THE COMPANY and its contractors who are working in the Place of Performance, to ensure that all parties are appropriately integrated with other materials, equipment and services provided by THE COMPANY or by a contractor of this and to achieve the purpose of THE COMPANY.

In the event that the CONTRACTOR has any complaints about the lack of cooperation from other contractors hired by THE COMPANY in the Place of Performance, it shall immediately notify THE COMPANY in writing thereon THE COMPANY to determine actions to take.

2.39. ENTIRE AGREEMENT

The Contract, its Annexes and furthermore, constitute the entire agreement between the parties, and therefore supersedes all oral or written agreements or negotiations prior to it.

2.40. AMENDMENTS

The Parties agree that any modification or addition to this Contract shall be in writing, furthermore, duly signed by the legal representatives of the parties, specifying that it is an amendment or addition to the Contract.

2.41. PREVALENCE

The Parties agree that in the event of any dispute concerning the interpretation of this Contract the following order of precedence shall apply, but not before stating that the Special Conditions may signal a special order of priority for annexes:

A. General Conditions

B. Special Conditions

2.42. NOTICES

All notices, communications, confirmations, requests, required or permitted under this Contract shall be in writing and sent by fax, mail or courier, with due acknowledgment of receipt to the addresses indicated in the Special Conditions.

All notices will be considered as received (i) when they have actually received if sent by mail or courier to the addresses indicated; and (ii) at the time of transmission to the numbers given by facsimile, as long as the machine from which it was sent issue the submission report. In this case, a facsimile copy must also be sent by mail or messenger, within two (2) days following the date of transmission.

The Parties may change the addresses indicated in the Special Conditions stating such change to the other Party by written notice.

As specifically allowed in the Special Conditions of this Contract the communications by email, the same should be sent to the email address indicated in the Special Conditions and the tool for confirmation of receipt. These communications will be considered as received on the date that the recipient sends confirmation of receipt thereof.

2.43. ANNEXES

Annexes indicated in the Special Conditions are integral part of this Contract.

As evidence, two (2) copies of the same tenor are signed by parties involved in the city of Bogotá D.C., on June 20, two thousand thirteen (2013).

THE COMPANY	THE CONTRACTOR
(Signed)	(Signed)
IVAN DARIO AREVALO	LIGIA ISABEL BLANCO UMBACIA
Legal Representative	Legal Representative

(Seal)

PACIFIC

Rubiales Energy

E&R – LEGAL F.R.L

Annex 1

INVITATION TO TENDER

PRESENTATION

1.	GENERAL TERMS AND CONDITIONS

	1.1.	Introduction
	1.2.	Definitions
	1.3.	Object and Scope
	1.4.	Schedule
	1.5.	Stages of the Invitation to Tender (Tender)
		1.5.1.	Confirmation of intention to present an Offer
		1.5.2.	Briefing
		1.5.3.	Request for clarification to the Invitation to Tender
		1.5.4.	Modifications to the Invitation to Tender
		1.5.5.	Presentation of the Offer
		1.5.6.	Withdrawal and modification of the offer
		1.5.7.	Request for clarification to the offers
		1.5.8.	Evaluation of offers
		1.5.9.	Rejection of the offer
		1.5.10.	Declare Void the Invitation to Tender
		1.5.11.	Award
	1.6.	Contract signing
	1.7.	Irrevocability and Validity of the Offer
	1.8.	Bid Security
	1.9.	Language
	1.10.	Communications
	1.11.	Confidentiality

2.	LEGAL CONDITIONS

	2.1.	Legal capacity.
		2.1.1.	National Legal entities and branches of foreign companies.
		2.1.2.	Certificate of existence and Legal representation
		2.1.3.	Single Tax Number (RUT) in force or its equivalent.
		2.1.4.	Foreign legal persons (non-branch office in Colombia)

	2.2.	Knowledge of the Colombian laws.

3.	SCOPE AND TECHNICAL SPECIFICATIONS.

4.	ECONOMIC CONDITIONS

5.	CONTENT OF THE OFFER

	5.1.	Technical Offer
	5.2.	Economic Offer

6.	ANNEXES

Annex No. 1. Model of letter of presentation of the Offer
Annex No. 2.Contract Model
Annex No. 3. Bid Security Terms
Annex No. 4. Technical Specifications
Annex No. 5. Economic Conditions
Annex No. 5.1 Format of Financial Capacity
Annex No. 6. Health, Safety, Environment and Quality - HSEQ
Annex No. 7. Social responsibility
Annex No. 8. Billing.

1.	GENERAL CONDITIONS

1.1. Introduction

[***]

1.2. Definitions

[***]

1.3. Object and scope

[***]

1.4. Schedule

[***]

1.5. Stages of the Invitation to Tender

	1.5.1.	Confirmation of intention to present Tender

[***]

	1.5.2.	Request for clarification to the invitation to tender

[***]

	1.5.3.	Briefing

	1.5.4.	Modifications to the invitation to tender

[***]

	1.5.5.	Presentation of the Offer

[***]

	1.5.6.	Withdrawal and modification of the offer

[***]

	1.5.7.	Request for Clarification to the Offers

[***]

	1.5.8.	Evaluation of Tenders

[***]

	1.5.9.	Rejection of the Offer

[***]

	1.5.10.	Declaration of Void Invitation to Tender

[***]

	1.5.11.	Award

[***]

1.6. Contract Signing

[***]

1.7. Irrevocability and validity of the Offer

[***]

1.8. Bid Security

[***]

1.9. Language

[***]

1.10. Communications

[***]

1.11. Confidentiality

[***]

2.	LEGAL CONDITIONS

[***]

3.	SCOPE AND TECHNICAL SPECIFICATIONS

[***]

4.	ECONOMIC CONDITIONS

[***]

5.	CONTENT OF THE OFFER

[***]

6.	ANNEXES

The Bidder acknowledges and accepts all and each of the annexes which are an integral part of this Invitation to Tender. Likewise, the bidder agrees to comply with each of the requirements therein established by THE COMPANY.

Subsequent to the submission of its offer, the Bidder may not argue ignorance of the Annexes herein indicated.

Annex No. 1.  Model of letter of presentation of the offer

Annex No. 2.  Contract model

Annex No. 3. Terms of the bid security

Annex No. 4. Technical Specifications

Annex No. 5. Economic Conditions

Annex No. 5.1 Financial Capacity Format

Annex No. 6. Health, Safety, Environment and Quality - HSEQ

Annex No. 7. Social responsibility

Annex No. 8. Billing.

ANNEX NO. 1

MODEL OF LETTER OF OFFER

[Omitted pursuant to Instruction 2 to Item 601 of Regulation S-K. See the schedule filed as Exhibit 10.30 to the Form 10-K/A to which this Exhibit is attached.]

ANNEX NO. 2

CONTRACT MODEL

[Omitted pursuant to Instruction 2 to Item 601 of Regulation S-K. See the schedule filed as Exhibit 10.30 to the Form 10-K/A to which this Exhibit is attached.]

ANNEX NO. 3

TERMS OF THE BANK GUARANTEE OF BID SECURITY OF THE OFFER

[***]

ANNEX NO. 4

TECHNICAL SPECIFICATIONS

1. OBJECT AND SCOPE
[***]
2. TECHNICAL CAPACITY (COMPULSORY PRESENTATION)
2.1. TECHNICAL CERTIFICATIONS [***] 2.2. EXPERIENCE [***]
3. TASKS EXECUTION

[***]

3.1.    EXPLOSIVES

[***]

3.2.    ACCESS AND PASSAGE PERMISSIONS

[***]

3.3.    MODIFICATIONS TO THE PROJECT

[***]

3.4.    COMPANY SUPERVISORS

[***]

3.5.    RECOGNITION OF THE WORK AREA

[***]

3.6.    ADDITIONAL INFORMATION

[***]

4. PLACE OF EXECUTION
[***]

5. DEADLINE FOR THE EXECUTION
5.1. VALIDITY [***] 5.2. TIMELINE [***]
6. TECHNICAL SPECIFICATIONS

6.1.   GENERAL REQUIREMENTS OF MATERIALS, EQUIPMENTS AND TOOLS.

[***]

6.2.   EQUIPMENT AND TOOLS (MINIMUM REQUIRED)

[***]

6.2.1. RECORDING EQUIPMENT

[***]

6.2.1.1.          GENERAL CONDITIONS FOR THE GEOPHONES AND WIRES

[***]

6.2.1.2.          SPECIFIC CONDITIONS FOR THE GEOPHONES

[***]

6.2.1.3.          GENERAL CONDITIONS FOR THE RECORDING EQUIPMENT.

[***]

6.2.1.4.          CHECKS

[***]

6.2.1.5.          OPERATING CONDITIONS

[***]

6.2.1.6.          Monitors

[***]

6.2.1.7.          WELLS AND REFRACTIONS TIME

[***]

6.2.1.8.          QUALITY CONTROL

[***]

6.2.2. SURVEYING EQUIPMENT

[***]

6.2.3. DRILLING EQUIPMENT

[***]

6.2.4. PROCESSING OF SEISMIC DATA IN FIELD AND QUALITY CONTROL

[***]

6.2.5. PLANING AND CONTROL OF GEOMETRY (BOARD OR EQUIVALENT)

[***]

7. GEOPHYSICAL PARAMETERS OF THE PROJECT
[***] .
8. COORDINATES AND SCHEMATIC MAPS OF THE PROJECT AREA
8.1. COORDINATES [***] 8.2. SCHEMATIC MAP OF THE PROJECT AREA [***]

9. STAFF
9.1. STAFF EXPERIENCE [***] 9.2. KEY STAFF OF THE CONTRACTOR [***] 9.3. ORGANIZATIONAL STRUCTURE [***]
10. DELIVERABLES
[***]
11. FUNCTIONS AND RESPONSABILITIES
[***]
12. CONDITIONS UNDER WHICH THE OBJECT OF THE CONTRACT WILL BE EXECUTED
12.1. CONDITIONS CARRIED OUT BY THE COMPANY [***] 12.2. CONDITIONS CARRIED OUT BY THE PROPONENT [***]

ANNEX NO. 5

BUSINESS TERMS AND CONDITIONS

1. GENERAL CONDITIONS
[***]
2. COSTS AND TARIFFS
[***]
3. REIMBURSABLE COSTS
[***]
4. APPLICATION FOR ADVANCE PAYMENT
[***]
5. COMPLEMENTARY SERVICES
[***]
6. CURRENCY OF PAYMENT
[***]
7. READJUSTMENTS
[***]
8. WITHHOLDING WARRANTY
[***]
9. TAXES, RATES, CONTRIBUTIONS AND RIGHTS
[***]
10. INSURANCES AND WARRANTIES
[***]

Appendix 5.1

[***]

ANNEX NO. 6

HSEQ ANNEX FOR CONTRACTORS

[Omitted pursuant to Instruction 2 to Item 601 of Regulation S-K. See the schedule filed as Exhibit 10.30 to the Form 10-K/A to which this Exhibit is attached.]

ANNEX NO. 7

CONTRACTUAL ANNEX

CORPORATE SOCIAL RESPONSIBILITY

[Omitted pursuant to Instruction 2 to Item 601 of Regulation S-K. See the schedule filed as Exhibit 10.30 to the Form 10-K/A to which this Exhibit is attached.]

ANNEX NO. 8

ANNEX INVOICING

[Omitted pursuant to Instruction 2 to Item 601 of Regulation S-K. See the schedule filed as Exhibit 10.30 to the Form 10-K/A to which this Exhibit is attached.]

Annex 2

[Contractor’s offer]

PHONE: (571) 593-6800	SAExploration Inc., Sucursal Colombia CALLE 93 No. 14-20 of. 709, BOGOTÁ - COLOMBIA FAX: (571) 616-3649

[***]

SELECTION PROCESS

FOR

SEISMIC 3D ACQUISITION SERVICE

Program’s name: Block Quifa Norte

In Puerto Gaitan (Meta), Colombia

PACIFIC RUBIALES ENERGY CORP

PRET – 00015 – 2012

TECHNICAL PROPOSAL

1

PACIFIC RUBIALES ENERGY

Invitation to propose #: PRET -00015 – 2012

Quifa Norte 3D Seismic Acquisition

TECHNICAL PROPOSAL

1. Geophysical parameters	3

2. Quality Control	4

3. Personnel Flow diagram	5

4. Operations Plan	6

5. Social Responsibility	11

6. HSEQ Requirements	22

7. Industrial Protection	72

2

1. Geophysical Parameters

[***]

3

2. Quality Control

[***]

[31 pages omitted pursuant to the Confidential Treatment Request]

4

3. Personnel – Flow chart

[***]

[3 pages omitted pursuant to the Confidential Treatment Request]

5

4. Operation Plan

[***]

6

INDEX

1. INTRODUCTION

2. KEY CONSIDERATIONS

3. METHODOLOGY

3.1 PRELIMINARY MEETINGS OF PLANNING

3.2 ADVANCE GROUPS

3.3 INFRASTRUCTURE

3.4. COMMUNICATIONS

3.5. TRANSPORTATION

3.6. PERMITS

3.7. TOPOGRAPHY

3.8 DRILLING

3.9. RECORD

3.10. REFRACTION AND UPHOLE

3.11. QUALITY CONTROL

7

1. INTRODUCTION

[***]

2. KEY CONSIDERATIONS

[***]

3. METHODOLOGY

3.1 PRELIMINARY MEETINGS OF PLANNING

[***]

3.2 ADVANCE GROUPS

3.2.1 Community Relationships and Permits

[***]

3.2.2 Construction of a Logistic Support Campsite

[***]

3.3 INFRASTRUCTURE

3.3.1 Main Office

[***]

3.3.2 Supporting Office

[***]

3.3.3 Field Office

[***]

3.3.3.1 Personnel

[***]

3.3.4 Fly Camps

[***]

3.3.6 Fuel and Lubricants

[***]

3.4. COMMUNICATIONS

[***]

3.4.1. Basic Telephone Network (RTB, by its initials in Spanish)

[***]

8

3.4.2. Connection of Satellite Communication

[***]

3.4.3. VIF Communications

[***]

3.4.4. Communication Equipment

[***]

3.5. TRANSPORTATION

[***]

3.5.1. Land Transport

[***]

3.5.2. Air Transport

[***]

3.5.3. Inland Shipping

[***]

3.6. PERMITS

[***]

3.7. TOPOGRAPHY

3.7.1. GPS Network

[***]

3.7.2. Line Preparation

[***]

3.7.3. Conventional Topography

[***]

3.7.4. Map of hazards

[***]

3.7.5. Remote data transfer

[***]

3.7.6. Information Management

[***]

9

3.7.7. Quality Control

[***]

3.7.8. Personnel

[***]

3.7.9 Equipment

[***]

3.8 DRILLING

[***]

3.8.1. Explosives and powder magazines

[***]

3.8.2. Personnel

[***]

3.8.3. Equipment

[***]

3.9. RECORD

[***]

3.9.1. Personnel

[***]

3.9.2. Equipment

[***]

3.10. REFRACTION AND UPHOLE

[***]

3.11. QUALITY CONTROL

[***]

3.11.1 Personnel

[***]

3.11.2 Equipment

[***]

10

5. SOCIAL RESPONSIBILITY

11

SOCIAL MANAGEMENT PLAN

SEISMIC PROJECT

SOUTH AMERICAN EXPLORATION, LLC.

Colombia Branch

12

SOCIAL MANAGEMENT PLAN OF SEISMIC PROJECT
1 INTRODUCTION
2 GENERAL OBJECTIVE OF SOCIAL MANAGEMENT
3 RECOGNITION PROGRAM OF THE INFLUENCE AREA
3.1. Objective
3.2 Target
3.3 Description of impacts to be mitigated
3.4 Activities
5.5 Target Population
3.6 Application site
3.7 Procedures and Formats
3.8 Indicators
4 INFORMATION AND COMMUNICATION PROGRAM
4.1. Objective
4.2 Target
4.3 Socialization meeting in the Project start
4.3.1. Objective
4.3.2. Target
4.3.3 Description of impacts to be mitigated
4.3.4 Activities
4.3.5 Target Population
4.3.6 Application site
4.3.7 Procedures and Formats
4.3.8 Indicators
4.4 Socialization meeting for project advance
4.4.1. Objective
4.4.2. Target
4.4.3 Description of impacts to be mitigated
4.4.4 Activities
4.4.5 Target Population
4.4.6 Application site
4.4.7 Procedures and Formats
4.4.8 Indicators
4.5 Socialization meetings for project closure
4.5.1. Objective
4.5.2. Target
4.5.3 Description of impacts to be mitigated
4.5.4 Activities
4.5.5 Target Population
4.5.6 Application site
4.5.7 Procedures and Formats
4.5.8 Indicators
5 EMPLOYMENT RAISING PROGRAM
5.1 Unskilled labor
5.1.1 Objective

13

5.1.2 Target
5.1.3 Description of impacts to be mitigated
5.1.4 Activities
5.1.5 Target Population
5.1.6 Application site
5.1.7 Procedures and Formats
5.1.8 Indicators
5.2 Qualified Workforce – MOC (by its initials in Spanish)
5.2.1 Objective
5.2.2 Target
5.2.3 Description of impacts to be mitigated
5.2.4 Activities
5.2.5 Target Population
5.2.6 Application site
5.2.7 Procedures and Formats
5.2.8 Indicators
6. SOCIAL INDUCTION PROGRAM
6.1 Objective
6.2 Target
6.3 Activities to be developed
6.4 Target population
6.5 Location for application
6.6 Procedures and formats
6.7 Indicators
7. SERVICE, FOLLOW-UP AND CONCERNS CLOSING PROGRAM
7.1 Objective
7.2 Target
7.4 Activities
7.5 Target population
7.6 Location for application
7.7 Procedures and forms
8. GOODS AND SERVICES ACQUISITION PROGRAM
8.1 Goods and services acquisition
8.1.1 Objective
8.1.2 Target
8.1.4 Activities
8.1.5 Target population
8.1.6 Location for application
8.1.7 Procedures and formats
8.1.8 Indicators
9. SOCIAL INVESTMENT PROGRAM
9.1 Objective
9.2 Target
9.3 Description of impacts to be mitigated
9.4 Activities
9.8 Indicators

14

SOCIAL MANAGEMENT PLAN

1 INTRODUCTION

[***]

2 GENERAL OBJECTIVE OF SOCIAL MANAGEMENT

[***]

3 RECOGNITION PROGRAM OF THE INFLUENCE AREA

3.1. Objective

[***]

3.2 Target

[***]

3.3 Description of impacts to be mitigated

[***]

3.4 Activities

[***]

5.5 Target Population

[***]

3.6 Application site

[***]

3.7 Procedures and Formats

[***]

3.8 Indicators

[***]

4 INFORMATION AND COMMUNICATION PROGRAM

4.1. Objective

[***]

4.2 Target

[***]

15

4.3 Socialization meeting in the Project start

4.3.1. Objective

[***]

4.3.2. Target

[***]

4.3.3 Description of impacts to be mitigated

[***]

4.3.4 Activities

[***]

4.3.5 Target Population

[***]

4.3.6 Application site

[***]

4.3.7 Procedures and Formats

[***]

4.3.8 Indicators

[***]

4.4 Socialization meeting for project advance

4.4.1. Objective

[***]

4.4.2. Target

[***]

4.4.3 Description of impacts to be mitigated

[***]

4.4.4 Activities

[***]

4.4.5 Target Population

[***]

4.4.6 Application site

[***]

16

4.4.7 Procedures and Formats

[***]

4.4.8 Indicators

[***]

4.5 Socialization meetings for project closure

4.5.1. Objective

[***]

4.5.2. Target

[***]

4.5.3 Description of impacts to be mitigated

[***]

4.5.4 Activities

[***]

4.5.5 Target Population

[***]

4.5.6 Application site

[***]

4.5.7 Procedures and Formats

[***]

4.5.8 Indicators

[***]

5 EMPLOYMENT RAISING PROGRAM

5.1 Unskilled labor

5.1.1 Objective

[***]

5.1.2 Target

[***]

5.1.3 Description of impacts to be mitigated

[***]

17

5.1.4 Activities

[***]

5.1.5 Target Population

[***]

5.1.6 Application site

[***]

5.1.7 Procedures and Formats

[***]

5.1.8 Indicators

[***]

5.2 Qualified Workforce – MOC (by its initials in Spanish)

5.2.1 Objective

[***]

5.2.2 Target

[***]

5.2.3 Description of impacts to be mitigated

[***]

5.2.4 Activities

[***]

5.2.5 Target Population

[***]

5.2.6 Application site

[***]

5.2.7 Procedures and Formats

[***]

5.2.8 Indicators

[***]

18

6. SOCIAL INDUCTION PROGRAM

6.1 Objective

[***]

6.2 Target

[***]

6.3 Activities to be developed

[***]

6.4 Target population

[***]

6.5 Location for application

[***]

6.6 Procedures and formats

[***]

6.7 Indicators

[***]

7. SERVICE, FOLLOW-UP AND CONCERNS CLOSING PROGRAM

7.1 Objective

[***]

7.2 Target

[***]

7.3 Description of impacts to be mitigated

[***]

7.4 Activities

[***]

7.5 Target population

[***]

7.6 Location for application

[***]

7.7 Procedures and forms

[***]

19

8. GOODS AND SERVICES ACQUISITION PROGRAM

8.1 Goods and services acquisition

8.1.1 Objectives

[***]

8.1.2 Target

[***]

8.1.3 Description of impacts to be reduced

[***]

8.1.4 Activities

[***]

8.1.5 Target population

[***]

8.1.6 Location for application

[***]

8.1.7 Procedures and formats

[***]

8.1.8 Indicators

[***]

9. SOCIAL INVESTMENT PROGRAM

9.1 Objective

[***]

9.2 Target

[***]

9.3 Description of impacts to be mitigated

[***]

9.4 Activities

[***]

9.5 Target population

[***]

20

9.6 Location for application

[***]

9.7 Procedures and forms

[***]

9.8 Indicators

[***]

21

6. HSEQ Requirements

22

INDEX

A.	SIG SAE-IMS Manual

B.	SIG SAE-IMS Manual Annex – Colombia

C.	Policies:

QHSE

Against alcohol, tobacco and drug use

Progressive discipline

D.	OHSAS 18001:2007 CERTICATE

E.	RUC-2011 Qualification

F.	S.O. Program

G.	Hazard identification and risk control

H.	Work Management

I.	Safety work analysis

J.	Work permit

K.	Traffic safety program

L.	Supply selection and use of personal protection elements

M.	Blocking and label system

N.	Incident investigation report

O.	Colombia branch Statistics

23

A

SIG SAE-IMS Manual

24

MANUAL OF THE INTEGRATED MANAGEMENT
SYSTEM OF SOUTH AMERICAN EXPLORATION

25

Document: Management Manual of SAE – IMS Custodian: Vice-president – QHSE Authorized: President	Version: 3 Issue Date: 14 / 01 / 2010
MANUAL OF THE INTEGRATED MANAGEMENT SYSTEM OF SAE

CONTENTS

ABBREVIATIONS

1.	INTRODUCTION
1.1.	MANAGEMENT SYSTEM PURPOSE OF SAE
1.2.	SAE – IMS ELEMENTS
At Company level
At Group / Project / Ship level
At Worksite Level
2.	PURPOSE OF THE QHSE MANAGEMENT MANUAL
3.	Leadership and commitment
4.	STRATEGIC OBJECTIVES AND POLICIES
POLICIES LIST
5.	STRATEGIC OBJECTIVES
6.	ORGANIZATION, RESOURCES AND DOCUMENTATION
6.1.	STRUCTURE AND ORGANIZATION RESPONSIBILITIES
Organization Flow diagram
Responsibilities and Work descriptions
QHSE personnel
Management Agent
6.2.	APTITUDE AND TRAINING IN QHSE
QHSE Aptitude
Induction and Guideline
Training on QHSE
6.3.	CONTRACTORS
6.4.	COMMUNICATIONS
Languages
QHSE meetings in the group
6.5.	LEGISLATION, STANDARDS AND DOCUMENTS ABOUT QHSE 16
Legislation and standards about QHSE
Industry guidelines
Documentation and document control
7.	ASSESSMENT AND RISK MANAGEMENT
7.1	RISKS IDENTIFICATION
7.2	INITIAL RISK ANALYSIS
7.3	RISK CONTROL
7.4	RESIDUAL EISK ANALYSIS
7.5	RECOVERY OF SYSTEM FAILURES
8.	PLANNING AND PROCEDURES

26

Document: Management Manual of SAE – IMS Custodian: Vice-president – QHSE Authorized: President	Version: 3 Issue Date: 14 / 01 / 2010
MANUAL OF THE INTEGRATED MANAGEMENT SYSTEM OF SAE

8.1.	SPECIFIC PLAN FOR THE PROJECT (PEP)
8.2.	RISK ASSESSMENT FOR HEALTH
8.3.	ENVIRONMENTAL MANAGEMENT PLAN
8.4.	TRAVEL MANAGEMENT PLAN
8.5.	EMERGENCY RESPONSE PLAN (PRE)
8.6.	QHSE MANAGEMENT PROCEDURES
8.7.	SAFETY ANALYSIS OF JOB AND SAFETY WORK PROCEDURES (SWP)
8.8.	WORK PERMIT (PTW)
8.9.	PREVENTIVE MAINTENANCE SYSTEM
8.10.	MODIFICATION MANAGEMENT (MOC)
8.11.	QSHE OPERATIONAL PROCEDURES IN THE FIELD
9.	IMPLEMENTATION AND MONITORING
9.1.	ACTIVITIES AND TASKS
9.2.	MONITORING AND RECORDS
9.3.	NON-COMPLIANCE AND CORRECTIVE ACTIONS
9.4.	INVESTIGATION AND MONITORING OF INCIDENTS
9.5.	INCIDENT REPORTS
10.	AUDITS AND REVIEWS
10.1.	SAE –IMS AUDITS
10.2.	AUDITS AND INSPECTIONS OF GROUPS
10.3.	FINAL ASSESSMENT OF THE PROJECT

27

Document: Management Manual of SAE – IMS Custodian: Vice-president – QHSE Authorized: President	Version: 3 Issue Date: 14 / 01 / 2010
MANUAL OF THE INTEGRATED MANAGEMENT SYSTEM OF SAE

ABBREVIATIONS

[***]

1.	INTRODUCTION
1.1.	MANAGEMENT SYSTEM PURPOSE OF SAE

[***]

At Company level

[***]

At Group / Project / Ship level

[***]

At Worksite Level

[***]

1.2. SAE – IMS ELEMENTS

[***]

2.	PURPOSE OF THE QHSE MANAGEMENT MANUAL

[***]

3.	Leadership and commitment

[***]

4.	STRATEGIC OBJECTIVES AND POLICIES

4.1	Policies list

[***]

5.	STRATEGIC OBJECTIVES

[***]

6.	ORGANIZATION, RESOURCES AND DOCUMENTATION
6.1.	STRUCTURE AND ORGANIZATION RESPONSIBILITIES

Organization Flow diagram

[***]

Responsibilities and Work descriptions

[***]

QHSE personnel

[***]

Management Agent

[***]

6.2.	APTITUDE AND QHSE TRAINING

QHSE Aptitude

[***]

Induction and Guideline

[***]

Training on QHSE

[***]

6.3.	CONTRACTORS

[***]

6.4.	COMMUNICATIONS

Languages

[***]

QHSE meetings in the group

[***]

6.5.	LEGISLATION, STANDARDS AND DOCUMENTS ABOUT QHSE

Legislation and standards about QHSE

[***]

Industry guidelines

[***]

Documentation and document control

[***]

28

Document: Management Manual of SAE – IMS Custodian: Vice-president – QHSE Authorized: President	Version: 3 Issue Date: 14 / 01 / 2010
MANUAL OF THE INTEGRATED MANAGEMENT SYSTEM OF SAE

7. EVALUATION AND RISK MANAGEMENT

[***]

7.1. HAZARD IDENTIFICATION

[***]

7.2. INITIAL RISK ANALYSIS

[***]

7.3. RISKS CONTROL

[***]

7.4. RESIDUAL RISK ANALYSIS

[***]

7.5. SYSTEM FAILURES RECOVERY

[***]

8. PLANNING AND PROCEDURES

8.1. SPECIFIC PLAN FOR THE PROJECT (SPP)

[***]

8.2. Health Risks Evaluation

[***]

8.3. Environmental Management Plan

[***]

8.4. Travel Management Plan

[***]

8.5. Emergency Response Plan (ERP)

[***]

8.6. QHSE MANAGEMENT PROCEDURE

[***]

8.7. Safe Analysis of Work (AST) and Safe Work Procedures (SWP)

[***]

29

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MANUAL OF THE INTEGRATED MANAGEMENT SYSTEM OF SAE

8.8. Permit to Work (PTW)

[***]

8.9. Preventive Maintenance System

[***]

8.10.       Management of Changes (MoC)

[***]

8.11.       QHSE OPERATIONAL PROCEDURES IN THE FIELD

[***]

9. IMPLEMENTATION AND MONITORING

9.1. ACTIVITIES AND TASKS

[***]

9.2. MONITORING AND RECORDS

[***]

9.3. BREACHES AND CORRECTIVE ACTIONS

[***]

9.4. INCIDENTS RESEARCH AND FOLLOW-UP

[***]

9.5. REPORTS ABOUT INCIDENTS

[***]

10. AUDITS AND REVIEWS

[***]

10.1.       SAE-IMS AUDIT

[***]

10.2.       GROUPS AUDITS AND INSPECTIONS

[***]

10.3.       FINAL EVALUATION OF THE PROJECT

[***]

30

B

SAE SIG MANUAL ANNEX
COLOMBIAN BRANCH

31

Document: SAE-IMS Management Manual Custodian: QHSE Manager	Version: 3 Issue Date: 06/01/2011
ANNEX SAE INTEGRATED MANAGEMENT SYSTEM COLOMBIA BRANCH

1. SCOPE OF QHSE MANAGEMENT SYSTEM

[***]

2. MANAGEMENT SYSTEM POLICY

[***]

3. OBJECTIVES AND PROGRAMS

[***]

4. REFERENCE OF SIG DOCUMENTS

[***]

[9 pages omitted pursuant to the Confidential Treatment Request]

5. REVIEW BY THE DIRECTION

[***]

32

C

POLICIES

33

POLICY ABOUT QUALITY, SAFETY, OCCUPATIONAL HEALTH AND ENVIRONMENT

[***]

34

POLICY AGAINST THE USE OF ALCOHOL, TOBACCO AND DRUGS

[***]

35

SAFE TRANSPORT AND TRAVEL POLICY

[***]

[2 pages omitted pursuant to the Confidential Treatment Request]

36

POLICY ABOUT PROGRESSIVE DISCIPLINE

[***]

37

D.

OHSAS 18001:2007 CERTIFICATE

[***]

[2 pages omitted pursuant to the Confidential Treatment Request]

38

E.

RUC-2011 CERTIFICATE

[***]

[8 pages omitted pursuant to the Confidential Treatment Request]

39

F.

OCCUPATIONAL HEALTH PROGRAM

40

1. SCOPE

[***]

2. OBJECTIVE

[***]

3. RESPONSIBILITIES

[***]

4. PROCEDURE

[***]

4.1. BASIC STRUCTURE OF THE OHP

4.1.1 GENERAL OBJECTIVES

[***]

4.1.2 ORGANIZATIONAL STRUCTURE

4.1.2.1 Generalities of the Company

4.1.2.1.1 Economic Activity

[***]

4.1.2.1.2 Identification Data

[***]

4.1.2.1.3 Work centers or fronts

[***]

4.1.2.1.4 Supplies

[***]

4.1.2.1.5 Used Machinery and/or Equipment

[***]

SAE (SAE-IMS) Integrated Management System

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41

4.1.2.2 Work Organization

4.1.2.2.1 Workers Contract Types

[***]

4.1.2.2.2 Personnel Distribution

[***]

4.1.2.2.3 Working Hours

[***]

4.1.2.2.4 Organizational chart of the company

[***]

4.1.2.3 Occupational Health Organization

4.1.2.3.1 Organizational structure of Occupational Health

[***]

4.1.2.3.2 Resources

[***]

4.1.2.3.3 Responsibility levels

[***]

4.1.2.3.4 Office of the Occupational Health Program

[***]

4.1.2.3.5 COPASO

[***]

4.1.2.3.6 Administrative Procedures for SO

[***]

SAE (SAE-IMS) Integrated Management System

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42

4.1.2.3.7 Hygiene and Industrial Safety Regulations

[***]

4.2. SAFETY, OCCUPATIONAL HEALTH AND ENVIRONMENT POLICY

[***]

4.3. INTEGRA DIAGNOSIS OF WORK AND HEALTH CONDITIONS

4.3.1 METHODOLOGY (Work conditions diagnosis)

[***]

4.4. PLANNING, ORGANIZATION AND CONTROL

4.4.1 INDUSTRIAL HYGIENE SUBPROGRAM

4.4.1.1 Definition

[***]

4.4.1.2 Activities in Industrial Health

[***]

4.4.2 INDUSTRIAL SAFETY SUBPROGRAM

4.4.2.1 Definition

[***]

4.4.2.2 Activities in Industrial Safety

4.4.2.2.1 Regulations and Procedures

[***]

4.4.2.2.2 General inspections

[***]

SAE (SAE-IMS) Integrated Management System

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43

4.4.2.2.3 Investigation and analysis of work accidents and incidents.

[***]

4.4.2.2.4 Personal Protection Equipment and Elements

[***]

4.4.2.2.5 Preventive and corrective maintenance program

[***]

4.4.2.2.6 Emergency Plan

[***]

4.4.3 PREVENTIVE AND WORK MEDICINE SUBPROGRAM

4.4.3.1 Definition

[***]

4.4.3.2 Activities in Preventive and Work Medicine

4.4.3.2.1 Occupational Medical Evaluations

[***]

4.4.3.2.2 Occupational Epidemiological Surveillance Systems

[***]

4.4.3.2.3 Information and Recording Systems

[***]

SAE (SAE-IMS) Integrated Management System

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44

4.4.4 INTEGRAL TRAINING PLAN

4.4.4.1 Definition

[***]

4.4.4.2   Activities to develop in the integral training plan

[***]

4.4.5. EXECUTION OF

4.4.5.1 ACTIVITIES SCHEDULE

[***]

4.4.5.2 BUDGET

[***]

4.4.6 PSO APPROVAL

[***]

5. REFERENCES

[***]

6. CHANGE CONTROL

[***]

SAE (SAE-IMS) Integrated Management System

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45

G.

HAZARDS IDENTIFICATION, RISK VALUATION AND CONTROL

46

1. SCOPE

[***]

2. OBJECTIVE

[***]

3. RESPONSIBILITIES

[***]

4. PROCEDURE

4.1 DEFINITIONS

[***]

4.2 HAZARD IDENTIFICATION

[***]

4.3 INITIAL RISK VALUATION

[***]

4.4 INITIAL RISK PRIORITIZATION

[***]

4.5 CONTROL HIERARCHY

[***]

4.6 RESIDUAL RISK VALUATION

[***]

4.7 UPDATE AND REVIEW OF THE IDENTIFICATION OF HAZARDS, RISK VALUATION AND CONTROL

[***]

4.7.1 RISKS MAP

[***]

47

4.8 COMMUNICATIONS OF THE IDENTIFICATION OF HAZARDS, RISK VALUATION AND CONTROL

[***]

5. REFERENCES

[***]

6. CHANGE CONTROL

[***]

48

H.

CHANGE MANAGEMENT

49

Document: QHSE Procedure Custodian: QHSE Manager Authorized: Operation’s manager	Code: PR-QHSE-007 Version: 02 Date: July, 19th 2010
CHANGE MANAGEMENT

1   SCOPE

[***]

2   OBJECTIVE

[***]

3   RESPONSIBILITIES

[***]

4   PROCEDURE

4.1   DEFINITIONS

[***]

4.2   CHANGES IDENTIFICATION AND JUSTIFICATION

[***]

4.3 HAZARD IDENTIFICATION, ASSESSMENT AND CONTROL

[***]

4.4 DOCUMENTS AFFECTED BY THE CHANGE

[***]

4.5 APPROVEMENT OF CHANGES

[***]

4.6   CLOSURE AND MONITORING OF THE CHANGE IMPLEMENTED

[***]

5   REFERENCES

[***]

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Document: QHSE Procedure Custodian: QHSE Manager Authorized: Operation’s manager	Code: PR-QHSE-007 Version: 02 Date: July, 19th 2010
CHANGE MANAGEMENT

6   CHANGE MANAGEMENT

[***]

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51

I.

JOB SAFETY ANALYSIS

52

Document: QHSE Procedure Custodian: QHSE Manager Authorized: Operation’s manager	Code: PR-QHSE-011 Version: 03 Date: May 9, 2011
JOB SAFETY ANALYSIS

1. SCOPE

[***]

2. OBJECTIVE

[***]

3. RESPONSIBILITIES

[***]

4. PROCEDURE

4.1 DEFINITIONS

[***]

4.2 JSA FREQUENCY FULFILMENT

[***]

4.3 JOB SAFETY ANALYSIS REALIZATION

[***]

[2 pages omitted pursuant to the Confidential Treatment Request]

4.4 COMMUNICATION OF THE JOB SAFETY ANALYSIS.

[***]

5 REFERENCES

[***]

6 EXCHANGE CONTROL

[***]

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J.

WORK PERMITS

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WORK PERMIT

1. SCOPE

[***]

2. OBJECTIVE

[***]

3. RESPONSIBILITIES

[***]

4. PROCEDURE

4.1 OVERVIEW

[***]

4.2 REALIZATION OF WORK PERMIT

[***]

4.3 COMMUNICATION OF WORK PERMIT

[***]

5. REFERENCES

[***]

6. CHANGE CONTROL

[***]

SAE Integrated Management System (SAE-IMS)

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55

K.

ROAD SAFETY PROGRAMME

56

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ROAD SAFETY PROGRAM

1. SCOPE

[***]

2. OBJECTIVE

[***]

3. RESPONSIBILITIES

[***]

4. PROCEDURE

4.1 DEFINITIONS

[***]

4.2 ACTIVITIES OF ROAD SAFETY PROGRAM PRIOR TO THE START OF OPERATIONS

4.2.1 Planning

[***]

4.2.2 Effective Communication

[***]

4.2.3 Incorporation and contracting.

[***]

4.2.4 Mechanical and safety conditions

[***]

SAE Integrated Management System (SAE-IMS)

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ROAD SAFETY PROGRAM

4.14.3 GENERAL SAFETY REGULATIONS FOR DRIVING

4.3.1 Risk map route.

[***]

4.3.2 Travel Management

[***]

4.3.3 Cargo Management

[***]

4.3.4 Respect for speed limits.

[***]

4.3.5 Overtaking

[***]

4.3.6 Vehicle refueling.

[***]

4.3.7 Shifts scheduling

[***]

4.3.8 Carrying passengers on the outside of the vehicle.

[***]

4.3.9 Bring unauthorized passengers.

[***]

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ROAD SAFETY PROGRAM

4.3.10 Carrying passenger overcrowding

[***]

4.3.11 Transport materials along with passengers

[***]

4.3.12 Respect for the conglomerates.

[***]

4.3.13 Respect for the rights of pedestrians.

[***]

4.3.14 Use of parking signal.

[***]

4.3.15 Turnings in crossing intersection.

[***]

4.3.16 Signal use.

[***]

4.3.17 Vehicle parking.

[***]

4.3.18 Standards for roadworks.

[***]

12. 4.3.19 Skills and training plan

[***]

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ROAD SAFETY PROGRAM

4.3.19.1 Defensive Driving Training

[***]

13. 4.3.20 Analysis and Evaluation of Traffic Accident.

[***]

14. 4.3.21 Roles and responsibilities of Driver

[***]

4.3.22 Night Driving

[***]

4.4 GENERAL RESTRICTIONS

4.4.1 Use of Cell Phones and Radios

[***]

4.4.2 Use of Psychoactive Substances and Alcohol

[***]

4.4.3 Mobilization Schedule

[***]

4.4.4 Use of Bicycles and Motorcycles

[***]

4.4.5 Transportation of explosives, detonators and hazardous materials

[***]

SAE Integrated Management System (SAE-IMS)

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60

Document : QHSE procedure Custodian: QHSE manager Authorized by: Operations Manager	Code : PG-QHSE-011 Version: 02 Date: July 19, 2010
ROAD SAFETY PROGRAM

4.5 USE OF VEHICLE

4.5.1 INSPECTIONS TO VEHICLES

[***]

4.5.2 OVERVIEW

[***]

4.5.3 PERSONNEL TRANSPORT

[***]

4.5.4 FUELING

[***]

5 REFERENCES

[***]

6 CHANGE CONTROL

[***]

SAE Integrated Management System (SAE-IMS)

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61

L.

SELECTION, PROVISION AND USE OF PERSONNEL PROTECTION ELEMENTS

62

Document : QHSE Procedure Custodian : QHSE Manager Authorized by: Operations Manager	Code : PR-QHSE-015 Version: 02 Date : July 7th, 2010
SELECTION, PROVISION AND USE OF PERSONNEL PROTECTION ELEMENTS

1. SCOPE

[***]

2. OBJECTIVE

[***]

3. RESPONSIBILITIES

[***]

4. PROCEDURE

4.1 DEFINITIONS

[***]

4.2 OVERVIEW

[***]

4.3 SELECTION OF PERSONNEL PROTECTION ELEMENTS

[***]

4.4 SUPPLY OF PERSONNEL PROTECTION ELEMENTS

[***]

4.5 USE OF EPP

[***]

4.6 REVIEW OF STATUS AND USE

[***]

SAE Integrated Management System (SAE-IMS)

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63

Document : QHSE Procedure Custodian : QHSE Manager Authorized by: Operations Manager	Code : PR-QHSE-015 Version: 02 Date : July 7th, 2010
SELECTION, PROVISION AND USE OF PERSONNEL PROTECTION ELEMENTS

4.7 REPLACEMENT

[***]

4.8 FINAL DISPOSAL USED EPP AND/OR CONTAMINATED CLOTHING

[***]

5. REFERENCES

[***]

6. CHANGE CONTROL

[***]

SAE Integrated Management System (SAE-IMS)

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64

M.

LOCKING SYSTEM AND LABELING

65

Document : QHSE Procedure Custodian : QHSE Manager Authorized by: Operations Manager	Code : PR-QHSE-019 Version: 02 Date : July 26, 2010
LOCKING SYSTEM AND LABELING

1. SCOPE

[***]

2. OBJECTIVE

[***]

3. RESPONSIBILITIES

[***]

4. PROCEDURE

4.1 DEFINITIONS

[***]

4.2 CONTENT

[***]

[3pages omitted pursuant to the Confidential Treatment Request]

.

5. REFERENCES

6. CHANGE CONTROL

[***]

SAE Integrated Management System (SAE-IMS)

This printed document is an uncontrolled copy, and may be an outdated version.

66

N.

INCIDENT REPORT AND INVESTIGATION

67

Document : QHSE Procedure Custodian : QHSE Manager Authorized by: Operations Manager	Code : PR-QHSE-012 Version: 03 Date : Jan 26, 2010
INCIDENT REPORT AND INVESTIGATION

1. SCOPE

[***]

2. OBJECTIVE

[***]

3. RESPONSIBILITIES

[***]

4. PROCEDURE

4.1 DEFINITIONS

[***]

[2 pages omitted pursuant to the Confidential Treatment Request]

4.2 OVERVIEW

[***]

4.3 INCIDENTS REPORT

[***]

4.4 INCIDENT INVESTIGATION

[***]

1. Composition of the Research Team and Report

[***]

2. Immediate Actions after an Incident

[***]

SAE Integrated Management System (SAE-IMS)

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68

Document : QHSE Procedure Custodian : QHSE Manager Authorized by: Operations Manager	Code : PR-QHSE-012 Version: 03 Date : Jan 26, 2010
INCIDENT REPORT AND INVESTIGATION

3. Actions to be taken by the Investigation Team

[***]

4. Sides Learning of Incidents

[***]

5. Follow up on Incidents

[***]

5. REFERENCES

[***]

6. CHANGE CONTROL

[***]

SAE Integrated Management System (SAE-IMS)

This printed document is an uncontrolled copy, and may be an outdated version.

69

P

QHSE STATISTICS COLOMBIA

2009, 2010, 2011

Until February 29, 2012

70

SAE	QHSE Statistics Colombia

[***]

[14 pages omitted pursuant to the Confidential Treatment Request]

SAE Integrated Management System (SAE-IMS)

This printed document is an uncontrolled copy, and may be an outdated version.

71

7.     Industrial protection

72

CONTENTS

1. PG-PI-001-03 MAFE Management

2. PG-PI-002-02 Physical Security

3. PG-PI-003-02 Seismic Operations Protection

4. PG-PI-004-02 Bomb Threat

5. PG-PI-005-01 Communications Plan

6. PG-PI-006-01 Induction Staff and Visitors

7. PG-PI-007-01 Risk Management Plan

8. PG-PI-008-01 Contingency Plan due to Attack

9. PG-PI-009-01 Preventive Loss Plan of Material

10. PG-PI-010-01 threat incident response plan

11. PR-PI-001-02 MAFE Transport

12. PR-PI-002-02 MAFE Destruction

13. PR-PI-003-02 Helicopter Protection

14. PR-PI-004-02 MAP and MUSE

15. PR-PI-005-01 Access Control

16. PR-PI-006-01 Finding Mass Grave

17. PR-PI-007-01 Equipment Transport and Mobilization

73

Document : QHSE Procedure Custodian : QHSE Manager Authorized by : Operations Manager	Code : PG-QHSE-001 Version: 03 Date: July 07, 2011
MATERIAL HANDLING POWER SOURCE

1. SCOPE

[***]

2. OBJECTIVE

[***]

3. RESPONSIBILITIES

[***]

4. PROCEDURE

4.1 INTRODUCTION

[***]

4.2 DEFINITIONS

[***]

4.3 FREQUENCY

[***]

4.4 RESOURCES

[***]

4.5 OVERVIEW

[***]

SAE Integrated Management System (SAE-IMS)

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Document : QHSE Procedure Custodian : QHSE Manager Authorized by : Operations Manager	Code : PG-PI-001 Version: 03 Date: July 07, 2011
MATERIAL HANDLING POWER SOURCE

4.6 MAP OF PROCEDURE

[***]

[4 pages omitted pursuant to the Confidential Treatment Request]

4.7 FLOW CHART

[***]

[3 pages omitted pursuant to the Confidential Treatment Request]

4.9 STORAGE MATERIAL POWER SOURCE

[***]

4.9.1 STORAGE IN FLYING CAMPS

[***]

4.10 MATERIAL HANDLING POWER SOURCES

[***]

4.10.1 WELL TESTING

[***]

4.10.2 ARMING THE LOAD:

[***]

4.10.3 LOADING THE WELL:

[***]

4.10.4 STROKING THE WELL

[***]

SAE Integrated Management System (SAE-IMS)

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75

Document : QHSE Procedure Custodian : QHSE Manager Authorized by : Operations Manager	Code : PG-PI-001 Version: 03 Date: July 07, 2011
MATERIAL HANDLING POWER SOURCE

4.11 SAFETY TESTS WITH GALVANOMETERS

[***]

4.12 MATERIAL HANDLING IN EXCESS POWER SUPPLY LINE

[***]

4.13 POWER SOURCE EXCESS MATERIAL HANDLING AT THE END OF PROJECT

[***]

4.14 REVIEW AND AMENDMENT

[***]

4.15 CONFIDENTIALITY

[***]

5 REFERENCES

[***]

6 CHANGE CONTROL

[***]

SAE Integrated Management System (SAE-IMS)

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76

Document: Industrial Protection Program Custodian: Industrial Protection Manager Authorized: Operations Manager	Code: PG-PI-002 Version: 02 Date: July 30th 2010
PHYSICAL SECURITY

1. SCOPE

[***]

2. OBJECTIVE

[***]

3. RESPONSIBILITIES

[***]

4 PROCEDURE

4.1 INTRODUCTION

[***]

4.2 OVERVIEW

[***]

4.3 PHYSICAL PROTECTION SYSTEM

[***]

4.3.1 SAFETY OF FACILITIES

[***]

4.3.2 INVESTIGATION OF PEOPLE FOR LABOUR INCOME

[***]

4.3.3 INFORMATION SECURITY

[***]

4.3.4 PERIMETER SECURITY SYSTEMS

[***]

SAE Integrated Management System (SAE-IMS)

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Document: Industrial Protection Program Custodian: Industrial Protection Manager Authorized: Operations Manager	Code: PG-PI-002 Version: 02 Date: July 30th 2010
PHYSICAL SECURITY

4.3.5 SAFETY OF PERSONS

[***]

4.3.6 OVERVIEW OF PHYSICAL RISKS PROTECTION

[***]

[4 pages omitted pursuant to the Confidential Treatment Request]

4.3.7 MEASURES AND PROCEDURES IN ORDER TO PROTECT INSTALLATIONS

[***]

[5 pages omitted pursuant to the Confidential Treatment Request]

4.3.8 EMERGENCY RESPONSE

[***]

4.3.9 VERIFICATION PROCEDURE OF COMPLIANCE PLAN OF PHYSICAL SECURITY

[***]

4.3.10 PROCEDURE FOR REVIEW AND AMENDMENT OF PHYSICAL SECURITY PLAN FOR CONTINUOUS IMPROVEMENT.

[***]

4.3.11 CONFIDENTIALITY

[***]

SAE Integrated Management System (SAE-IMS)

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Document: Industrial Protection Program Custodian: Industrial Protection Manager Authorized: Operations Manager	Code: PG-PI-002 Version: 02 Date: July 30th 2010
PHYSICAL SECURITY

5. REFERENCES

[***]

6. CONTROL OF CHANGES

[***]

SAE Integrated Management System (SAE-IMS)

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79

Document: Industrial Protection Program Custodian: Industrial Protection Manager Authorized: Operations Manager	Code: PG-PI-003 Version: 02 Date: July 30th 2010
GENERAL PROGRAM SEISMIC OPERATIONS PROTECTION

1. SCOPE

[***]

2. PURPOSE

[***]

3. RESPONSIBILITIES

[***]

4. PROCEDURE

4.1 PHASES

[***]

4.2 ACCESS CONTROL TO WORK AREAS

[***]

4.3 PROTECTION OF FOREIGN

[***]

4.4 GENERAL STANDARDS FOR WORKING ON THE FIELD

[***]

4.5 SAFETY AND CARGO HANDLING HIGH RISK

[***]

4.7	PROTECTION IN THE EVENT OF MAP O MUSE

[***]

4.8 PROTECTION IN THE OPERATION OF HELICOPTER

[***]

[2 pages omitted pursuant to the Confidential Treatment Request]

4.9 SECURITY IN OPERATIONS OF SURVEYING, DRILL, LOAD OF WELLS AND REGISTRATION.

[***]

Document: Industrial Protection Program Custodian: Industrial Protection Manager Authorized: Operations Manager	Code: PG-PI-003 Version: 02 Date: July 30th 2010
GENERAL PROGRAM SEISMIC OPERATIONS PROTECTION

4.9.1 SECURITY PLAN FOR TOPOGRAPHY

[***]

4.9.2 SECURITY PLAN FOR DRILLING

[***]

4.9.3 WELL CHARGED WITH POWER SOURCE MATERIAL

[***]

4.9.4 SECURITY PLAN FOR REGISTRATION

[***]

5. REFERENCES

[***]

6. CONTROL OF CHANGES

[***]

Document: Industrial Protection Program Custodian: Industrial Protection Manager Authorized: Operations Manager	Code: PG-PI-004 Version: 02 Date: July 30th 2010
BOMB THREAT

1. SCOPE

[***]

2. PURPOSE

[***]

3. RESPONSIBILITIES

[***]

4. PROCEDURE

4.1 INTRODUCTION

[***]

4.2 DEFINITIONS

[***]

4.3 RESOURCES

[***]

4.4 PROCEDURE MAP

[***]

4.5 CRITERIA

[***]

4.6 RESPONSIBILITY

[***]

4.7 PERFORMANCE MEASURES

[***]

4.8 AMENDMENTS

[***]

4.9 CONFIDENTIALITY

[***]

5. REFERENCES

[***]

6. CONTROL OF CHANGES

[***]

Document: Industrial Protection Program Custodian: Industrial Protection Manager Authorized: Operations Manager	Code: PG-PI-005 Version: 01 Date: Nov 24, 2010
COMMUNICATIONS PLAN

1. SCOPE

[***]

2. PURPOSE

[***]

3. RESPONSIBILITIES

[***]

4. PROCEDURE

4.1 INTRODUCTION

[***]

4.2 DEFINITIONS

[***]

4.3 METHODOLOGY

[***]

4.3.1 TYPES OF COMMUNICATION

[***]

4.3.2 OPERATOR RADIO (CAMP)

[***]

4.4 CONTINGENCY PLAN.

[***]

5. REFERENCES

[***]

6. CONTROL OF CHANGES

[***]

Document: Industrial Protection Program Custodian: Industrial Protection Manager Authorized: Operations Manager	Code: PG-PI-006 Version: 01 Date: July 30th 2010
INDUCTION TO PERSONNEL AND VISITORS

1. SCOPE

[***]

2. PURPOSE

[***]

3. RESPONSIBILITIES

[***]

4. PROCEDURE

4.1 INTRODUCTION

[***]

4.2 DEFINITIONS

[***]

4.3 CONTENTS OF THE INDUCTION

[***]

[2 pages omitted pursuant to the Confidential Treatment Request]

4.4 PERFORMANCE MEASURES

[***]

4.5 AMENDMENTS

[***]

4.6 CONFIDENTIALITY

[***]

5. REFERENCES

[***]

6. CONTROL OF CHANGES

[***]

Document: Industrial Protection Program Custodian: Industrial Protection Manager Authorized: Operations Manager	Code: PG-PI-007 Version: 01 Date: July 30th 2010
HANDLING PLAN OF RISKS

1. SCOPE

[***]

2. PURPOSE

[***]

3. RESPONSIBILITIES

[***]

4. PROCEDURE

4.1 INTRODUCTION

[***]

4.2 DEFINITIONS

[***]

4.3 MEASURES OF RISKS OVERVIEW MITIGATION

[***]

[3 pages omitted pursuant to the Confidential Treatment Request]

4.4 PERFORMANCE MEASURES

[***]

4.5 AMENDMENTS

[***]

4.6 CONFIDENTIALITY

[***]

5. REFERENCES

[***]

6. CONTROL OF CHANGES

[***]

Document: Industrial Protection Program Custodian: Industrial Protection Manager Authorized: Operations Manager	Code: PG-PI-008 Version: 01 Date: July 30th 2010
CONTINGENCY PLAN BY ATTACK

1. SCOPE

[***]

2. PURPOSE

[***]

3. RESPONSIBILITIES

[***]

4. PROCEDURE

4.1 INTRODUCTION

[***]

4.2 DEFINITIONS

[***]

4.3 RESOURCES

[***]

4.4 DESCRIPTION OF THE TASK

[***]

4.5 PROCEDURE MAP

4.5.1 ATTACK IN BASE CAMP

[***]

4.6 GENERAL CRITERIA

[***]

4.7 PROCEDURE FOR VERIFICATION AND COMPLIANCE OF PLAN CONTINGENCY IN CASE OF ATTACK.

[***]

4.8 PROCEDURE FOR REVIEW AND AMENDMENT OF CONTINGENCY PLAN ATTACK BY CONTINUOUS IMPROVEMENT.

[***]

Document: Industrial Protection Program Custodian: Industrial Protection Manager Authorized: Operations Manager	Code: PG-PI-008 Version: 01 Date: July 30th 2010
CONTINGENCY PLAN BY ATTACK

4.9 CONFIDENTIALITY

[***]

5. REFERENCES

[***]

6. CONTROL OF CHANGES

[***]

Document: Industrial Protection Program Custodian: Industrial Protection Manager Authorized: Operations Manager	Code: PG-PI-009 Version: 01 Date: July 30th 2010
PREVENTIVE PLAN MATERIAL LOSS

1. SCOPE

[***]

2. PURPOSE

[***]

3. RESPONSIBILITIES

[***]

4. PROCEDURE

4.1 INTRODUCTION

[***]

Document: Industrial Protection Program Custodian: Industrial Protection Manager Authorized: Operations Manager	Code: PG-PI-009 Version: 01 Date: July 30th 2010
PREVENTIVE PLAN MATERIAL LOSS

4.2 CONTENTS

[***]

[3 pages omitted pursuant to the Confidential Treatment Request]

4.3 PERFORMANCE MEASURES

[***]

4.4 AMENDMENTS

[***]

4.5 CONFIDENTIALITY

[***]

5. REFERENCES

[***]

6. CONTROL OF CHANGES

[***]

Document: Industrial Protection Program Custodian: Industrial Protection Manager Authorized: Operations Manager	Code: PG-PI-010 Version: 01 Date: July 30th 2010
INCIDENT THREAT RESPONSE PLAN

1. SCOPE

[***]

2. PURPOSE

[***]

3. RESPONSIBILITIES

[***]

4. PROCEDURE

4.1 INTRODUCTION

[***]

4.2 DEFINITIONS

[***]

4.3 PROCEDURE MAP

[***]

[9 pages omitted pursuant to the Confidential Treatment Request]

4.4 REVIEW AND AMENDMENT PROCEDURE OF THE PHYSICAL SAFETY PLAN FOR CONTINUOUS IMPROVEMENT

[***]

4.5 AMENDMENTS

[***]

4.6 CONFIDENTIALITY

[***]

Document: Industrial Protection Program Custodian: Industrial Protection Manager Authorized: Operations Manager	Code: PG-PI-010 Version: 01 Date: July 30th 2010
INCIDENT THREAT RESPONSE PLAN

5.    REFERENCES

[***]

6.      CHANGE CONTROL

[***]

Document: Industrial Protection Program Custodian: Industrial Protection Manager Authorized: Operations Manager	Code: PG-PI-001 Version: 02 Date: July 26th 2010
POWER SOURCE MATERIAL TRANSPORT

1.   SCOPE

[***]

2.   OBJECTIVE

[***]

3.   RESPONSIBILITIES

[***]

4.   PROCEDURE

4.1 LAND TRANSPORT OF POWER SOURCE MATERIAL

[***]

4.2 AIR TRANSPORT OF POWER SOURCE MATERIAL

[***]

4.3 TRANSPORT OF POWER SOURCE MATERIAL ON THE LINE

[***]

5.   REFERENCES

[***]

6. CHANGE CONTROL

[***]

Document: Industrial Protection Program Custodian: Industrial Protection Manager Authorized: Operations Manager	Code: PG-PI-010 Version: 01 Date: July 26th 2010
DESTRUCTION OF POWER SOURCE MATERIAL

1.   SCOPE

[***]

2.   OBJECTIVE

[***]

3.    RESPONSIBILITIES

[***]

4.   PROCEDURE

4.1 INTRODUCTION

[***]

4.2   DESTRUCTION BY DETONATION

[***]

4.3   DESTRUCTION BY WATER

 [***]

4.4   DESTRUCTION BY FIRE

[***]

4.5   DESTRUCTION OF DETONATOR

[***]

4.6 PERFORMANCE MEASURES

[***]

Document: Industrial Protection Program Custodian: Industrial Protection Manager Authorized: Operations Manager	Code: PG-PI-010 Version: 01 Date: July 26th 2010
DESTRUCTION OF POWER SOURCE MATERIAL

4.7 AMENDMENTS

[***]

4.8 CONFIDENTIALITY

[***]

5.    REFERENCES

[***]

6.   CHANGE CONTROL

[***]

Document: Industrial Protection Program Custodian: Industrial Protection Manager Authorized: Operations Manager	Code: PG-PI-003 Version: 01 Date: July 26th 2010
HELICOPTER PROTECTION

1.   SCOPE

[***]

2.   OBJECTIVE

[***]

3.    RESPONSIBILITIES

[***]

4.    PROCEDURE

4.1 SAFETY IN HELICOPTER TRANSPORT OPERATION

[***]

4.2 CONTINGENCY FOR HELICOPTERS

[***]

4.3 PERFORMANCE MEASURES

[***]

4.4 AMENDMENTS

[***]

4.5 CONFIDENTIALITY

[***]

Document: Industrial Protection Program Custodian: Industrial Protection Manager Authorized: Operations Manager	Code: PG-PI-003 Version: 01 Date: July 26th 2010
HELICOPTER PROTECTION

5. REFERENCES

[***]

6. CHANGE CONTROL

[***]

Document: Industrial Protection Program Custodian: Industrial Protection Manager Authorized: Operations Manager	Code: PG-PI-004 Version: 01 Date: July 26th 2010
MAP AND MUSE MATERIAL HANDLING

1.    SCOPE

[***]

2.    OBJECTIVE

[***]

3.    RESPONSIBILITIES

[***]

4.   PROCEDURE

4.1 DEFINITION

[***]

4.2 GENERAL INFORMATION ABOUT MAP AND MUSE

[***]

4.3 INTERVENTION MEASURES

[***]

[4 pages omitted pursuant to the Confidential Treatment Request]

5. REFERENCES

[***]

6. CHANGE CONTROL

[***]

Document: Industrial Protection Program Custodian: Industrial Protection Manager Authorized: Operations Manager	Code: PG-PI-005 Version: 01 Date: July 30[h] 2010
ACCESS CONTROL

1.    SCOPE

[***]

2.    OBJECTIVE

[***]

3.    RESPONSIBILITIES

[***]

4.    PROCEDURE

4.1 DEFINITIONS PHYSICAL SECURITY

[***]

4.2 SECURITY AND HUMAN RIGHTS VOLUNTEER PRINCIPLES

[***]

4.3. GENERAL FUNCTIONS OF THE WATCHAN

[***]

4.4 PERMANENT FUNCTIONS IN THE MAIN DOOR

[***]

4.5. PERMANENT FUNCTIONS OF THE SKATER:

[***]

[2 pages omitted pursuant to the Confidential Treatment Request]

4.6 THREAT

[***]

Document: Industrial Protection Program Custodian: Industrial Protection Manager Authorized: Operations Manager	Code: PG-PI-005 Version: 01 Date: July 30[h] 2010
ACCESS CONTROL

4.7 AMENDMENTS

[***]

4.8 CONFIDENTIALITY

[***]

5      REFERENCES

[***]

6      CHANGE CONTROL

[***]

Document: Industrial Protection Program Custodian: Industrial Protection Manager Authorized: Operations Manager	Code: PG-PI-007 Version: 01 Date: July 30[h] 2010
FINDING A MASS GRAVE

1.      SCOPE

[***]

2.      OBJECTIVE

[***]

3.      RESPONSIBILITIES

[***]

4.      PROCEDURE

4.1 INTRODUCTION

[***]

4.2 CONTENT

[***]

4.3 PERFORMANCE S.A.E. STAFF

[***]

4.4 PERFORMANCE MEASURES

[***]

4.5 AMENDMENTS

[***]

4.6 CONFIDENTIALITY

[***]

Document: Industrial Protection Program Custodian: Industrial Protection Manager Authorized: Operations Manager	Code: PG-PI-007 Version: 01 Date: July 30[h] 2010
FINDING A MASS GRAVE

5.     REFERENCES

[***]

6.     CHANGE CONTROL

[***]

Document: Industrial Protection Program Custodian: Industrial Protection Manager Authorized: Operations Manager	Code: PG-PI-007 Version: 01 Date: July 30[h] 2010
TRANSPORT AND MOBILIZATION OF EQUIPMENT

1.      SCOPE

[***]

2.      OBJECTIVE

[***]

3.      RESPONSIBILITIES

[***]

4.      PROCEDURE

4.1 INTRODUCTION

[***]

4.2 DEFINITIONS

[***]

4.3 FREQUENCY

[***]

4.4 MAP OF THE PROCEDURE

[***]

4.5. ASPECTS TO CONSIDER BEFORE MOBILIZATION.

[***]

4.6 TRANSPORT LOGISTICS

[***]

Document: Industrial Protection Program Custodian: Industrial Protection Manager Authorized: Operations Manager	Code: PG-PI-007 Version: 01 Date: July 30[h] 2010
TRANSPORT AND MOBILIZATION OF EQUIPMENT

4.7. PROCEDURES TO BE MET BY TRANSPORT CONTRACTORS.

[***]

4.8 FOR TRANSPORT OF MATERIALS IN DEVELOPMENT OF THE GROUP.

[***]

4.9. OPERATING PROCEDURES OF THE DRIVER

[***]

4.10 SECURITY GENERAL CONDITIONS

[***]

4.11 RISK MATRIX MOBILIZATION

[***]

[3 pages omitted pursuant to the Confidential Treatment Request]

4.12 SPECIFIC TASKS OF SECURITY PERSONNEL

[***]

4.13. PERFORMANCE MEASURES

[***]

4.14   AMENDMENTS

[***]

4.15 CONFIDENTIALITY

[***]

5. REFERENCES

[***]

6.   CHANGE CONTROL

[***]

Annex 3

[Annex Labor]

[***]
[20 pages omitted pursuant to the Confidential Treatment Request]

Annex 4

Code: D-COM-003 Date: August 2009		Version: 4
Controlled	HSEQ ANEXX FOR CONTRACTORS	Page 1 of 27

[***]

Code: D-COM-003 Date: August 2009		Version: 4
Controlled	HSEQ ANEXX FOR CONTRACTORS	Page 2 of 27

INTRODUCTION

1.	POLICY			5

	1.1.	HSEQ POLICY		5

	1.2.	POLICY OF ALCOHOL, DRUGS AND TOBACCO DEPENDENCE		5

	1.3.	POLICY OF PHYSICAL SAFETY		6

		1.3.1.	Principles	6

2.	HSEQ PLANNING			6

	2.1.	HSEQ RISKS ASSESMENT		6

	2.2.	LEGAL REQUIREMENTS		7

		2.2.1.	Affiliation to the Comprehensive System of Social Security	7

		2.2.2.	RUC Certification / OSHAS 18001	7

		2.2.3.	Changes and / or deviations to HSEQ Obligations	8

		2.2.4.	Quality System	8

		2.2.5.	Environmental Compliance	9

	2.3.	GOALS AND MANAGEMENT PROGRAMS		11

		2.3.1.	Objectives	11

		2.3.2.	Management Program (s)	11

		2.3.2.1.	Public Health in the Region	12

		2.3.2.2.	Road Safety Standard	12

		2.3.2.3.	Maintenance, Use and Inspection of Machinery, Equipment, Tools and Vehicles	13

		2.3.2.4.	THE CONTRACTOR’s Quality Plan	13

3.	HSEQ RESOURCES, IMPLEMENTATION AND OPERATION			14

3.1.	RESOURCES, FUNCTIONS, RESPONSIBILITIES, AUTHORITY			14

	3.1.1. Health care at work sites			14

		3.1.1.1.	Drinking Water	14

Code: D-COM-003 Date: August 2009		Version: 4
Controlled	HSEQ ANEXX FOR CONTRACTORS	Page 3 of 27

		3.1.1.2.	Lunchrooms and camps	14

	3.1.2.	Functions and Responsibilities		15

	3.1.3.	HSEQ Personnel		15

	3.1.4.	Health personnel on site		16

		3.1.4.1.	HSEQ advisers of THE CONTRACTOR	17

		3.1.5.	Replacement for all personnel, CONTRACTOR and Subcontractor	17

	3.2.	SKILLS, AWARENESS, INDUCTION, TRAINING		17

	3.3.	DOCUMENTATION		18

	3.4.	OPERATING CONTROL		18

	3.4.1.	Subcontracts		18

	3.4.2.	Monitoring system to identify substandard/unsafe acts and conditions		18

	3.4.3.	Safe Working Procedures		19

	3.4.4.	Procedures for work permits		19

	3.4.5.	Personal Protective Equipment		19

	3.4.6.	Chemicals Management		20

	3.4.7.	Transportation of Hazardous Merchandise		20

	3.4.8.	Exposure to ionizing radiation		20

	3.4.9.	Process and/or Energy Isolation - Lock Out / Tag Out		20

3.5.	Preparedness and emergency response			21

	3.5.1.	General Plan and coordination of emergency response		21

	3.5.2.	Urgent Care		21

4.	HSEQ VERIFICATION			21

	4.1.	MEASUREMENT AND FOLLOW-UP OF PERFORMANCE		21

		4.1.1.	Reports	21

	4.2.	INVESTIGATION AND REPORT OF INCIDENTS		22

	4.3.	AUDITS		22

5.	PHYSICAL SAFETY REQUIREMENTS			23

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CONTENTS

INTRODUCTION

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1.	POLICY

	1.1.	HSEQ POLICY

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	1.2.	POLICY OF ALCOHOL, DRUGS AND TOBACCO DEPENDENCE

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	1.3.	POLICY OF PHYSICAL SAFETY

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	1.3.1.	Principles

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2.	HSEQ PLANNING

	2.1.	HSEQ RISKS ASSESSMENT

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	2.2.	LEGAL REQUIREMENTS

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2.2.1.	Affiliation to the Comprehensive System of Social Security

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2.2.2.	RUC Certification / OSHAS 18001

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2.2.3.	Changes and / or deviations to HSEQ Obligations

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2.2.4.	Quality System

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2.2.5.	Environmental Compliance

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	2.3.	GOALS AND MANAGEMENT PROGRAMS

	2.3.1.	Objectives

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	2.3.2.	Management Program(s)

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	2.3.2.1.	Occupational Medical Examinations(Income, Periodicals, retirement, Post-Disability)

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2.3.2.1.	Public Health in the Region

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2.3.2.2.	Road Safety Standard

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2.3.2.3.	Maintenance, Use and Inspection of Machinery, Equipment, Tools and Vehicles

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2.3.2.4.	THE CONTRACTOR’s Quality Plan

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3.	HSEQ RESOURCES, IMPLEMENTATION AND OPERATION

3.1.	RESOURCES, FUNCTIONS, RESPONSIBILITIES, AUTHORITY

	3.1.1.	Health care at work sites

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	3.1.1.1.	Drinking Water

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	3.1.1.2.	Lunchrooms and camps

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	3.1.2.	Functions and Responsibilities

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	3.1.3.	HSEQ Personnel

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	3.1.4.	Health personnel on site

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		3.1.4.1.	HSEQ advisers of THE CONTRACTOR

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		3.1.5.	Replacement for all personnel, CONTRACTOR and Subcontractor

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	3.2.	SKILLS, AWARENESS, INDUCTION, TRAINING

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	3.3.	DOCUMENTATION

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	3.4.	OPERATING CONTROL

		3.4.1.	Subcontracts

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		3.4.2.	Monitoring system to identify substandard/unsafe acts and conditions

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	3.4.3.	Safe Working Procedures

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	3.4.4.	Procedures for work permits

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	3.4.5.	Personal Protective Equipment

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	3.4.6.	Chemicals Management

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	3.4.7.	Transportation of Hazardous Merchandise

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	3.4.8.	Exposure to ionizing radiation

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	3.4.9.	Process and/or Energy Isolation - Lock Out / Tag Out

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	3.5.	Preparedness and emergency response

		3.5.1.	General Plan and coordination of emergency response

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		3.5.2.	Urgent Care

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4.	HSEQ VERIFICATION

	4.1.	MEASUREMENT AND FOLLOW-UP OF PERFORMANCE

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		4.1.1.	Reports

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	4.2.	INVESTIGATION AND REPORT OF INCIDENTS

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	4.3.	AUDITS

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5.	PHYSICAL SAFETY REQUIREMENTS

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Annex 5

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INTRODUCTION

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1. PURPOSE

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2. SCOPE

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3. SAFETY POLICY

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4. DEFINITIONS

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5. RESPONSIBILITIES

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6. OBLIGATIONS OF THE CONTRACTOR AND SUBCONTRACTORS IN SAFETY MATTERS.

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7. FORMS APPLICABLE TO THIS ANNEX

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Annex 6

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1.	OBJECTIVE	3
2.	SCOPE	3
3.	GLOSSARY	3
4.	ROLES AND RESPONSIBILITIES	4
5.	CORPORATE SOCIAL RESPONSIBILITY STRATEGY	5
6.	CORPORATE SOCIAL RESPONSIBILITY OF OUR CONTRACTORS	6
6.1.	LOCAL WORKFORCE HIRING	7
6.2.	PURCHASE OF GOODS AND SERVICES	12
6.3.	INFORMATION MANAGEMENT AND CARE FOR THE COMMUNITY AND AUTHORITIES	15
6.4.	COORDINATION OF SOCIAL INVESTMENT ACTIONS	17
6.5.	LABOR AND SOCIAL WELFARE	17
7.	MONITORING SOCIAL RESPONSIBILITY POLICY	19

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1. OBJECTIVE

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2. SCOPE

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3. GLOSSARY

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4. GENERAL RESPONSIBILITIES OF CONTRACTORS AND SUBCONTRACTORS

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5. STRATEGY ON CORPORATE SOCIAL RESPONSIBILITY

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6. CORPORATE SOCIAL RESPONSIBILITY OF OUR CONTRACTORS

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6.1. LOCAL WORKFORCE HIRING

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6.2. PURCHASE OF GOODS AND SERVICES

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6.3. INFORMATION HANDLING AND CARE FOR THE COMMUNITY AND AUTHORITIES

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6.4. COORDINATION OF SOCIAL INVESTMENT ACTIONS

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6.5. LABOUR AND SOCIAL WELFARE

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7. MONITORING THE SOCIAL RESPONSIBILITY POLICY

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Annex 7

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1. Invoice Requirements.

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2. Documents required for filing invoices:

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3. Documents required for the final invoice.

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4. Place and time of filing invoices:

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5. Requirements for acceptance and payment of invoices:

[***]

Annex 8

ANTI-CORRUPTION COMPLIANCE
POLICY AND PROCEDURES (the “Policy”)

(Initially adopted by the Board of Directors on May 21, 2009)

PACIFIC RUBIALES ENERGY CORP. AND ITS SUBSIDIARIES
(Collectively, the “Corporation”)

POLICY & PURPOSE

The Corporation as well as all of our directors, officers, and employees, are fully committed to complying with all laws that apply to our business, both in Canada and abroad. It is vitally important that the Corporation and all our directors, officers, and employees act in accordance with these laws. Moreover, it is equally important that all Third Parties act in accordance with these laws.

Among the laws with which the Corporation must comply are Canada’s Corruption of Foreign Public Officials Act (“CFPOA”) and applicable local anti-corruption laws (“Anti-Corruption Laws”).

This Policy provides information about the CFPOA and describes the ways in which the Corporation and our directors, officers, employees, and Third Parties must comply with the CFPOA and local anti-corruption laws. To this end, this Policy should be considered to form an integral part of the Code of Business Conduct and Ethics of the Corporation, as amended and updated from time to time (the “Code”),with which all directors, officers, and employees of the Corporation are required to comply. Because of the complexity of the Anti-Corruption Laws, no director, officer, employee, or Third Party should determine whether or how the Anti-Corruption Laws apply to a particular situation without appropriate consultations to ensure compliance.

It is a matter of the highest priority to the Corporation that all of our directors, officers, employees, and Third Parties comply with applicable Anti-Corruption Laws. Failure to comply with these laws could have a serious impact on both the Corporation and the individuals whose action or inaction has resulted in anti-corruption violations. Violations of the Anti-Corruption Laws may result in civil and criminal penalties, including fines and imprisonment, for the Corporation and our directors, officers, employees, and Third Parties, and may also lead to disciplinary measures, including termination of employment. Anti-corruption violations may also generate adverse publicity for the Corporation that may seriously undermine relationships with customers, suppliers, regulators, and other stakeholders.

SCOPE

This Policy’s anti-corruption prohibitions apply to the Corporation and our directors, officers, employees, and Third Parties, wherever located.

Specifically, the Corporation’s directors, officers, employees, and Third Parties, whether acting in or out of Canada are subject to the CFPOA. With limited exceptions, the CFPOA applies to the Corporation’s business, even when conducted outside of Canada. In addition, other Anti-Corruption Laws may also apply to activities occurring in that jurisdiction.

This Policy covers dealings with Foreign Officials and not with commercial business partners, as long as such dealings with commercial business partners involve no payments intended to be transferred to Foreign Officials. Note, however, that commercial business payments could violate the Corporation’s Code and subject the Corporation’s directors, officers, and employees to disciplinary action.

ANTI-CORRUPTION COMPLIANCE POLICY

This Policy provides guidance on how to conduct business consistently with the Corporation’s commitment to achieving the highest standards of ethical conduct and to ensuring that the Corporation, its directors, officers, employees, and Third Parties all comply with applicable Anti-Corruption Laws. Capitalized terms in this Policy shall have the meanings in APPENDIX A.

Anti-Corruption Compliance

It is the policy of the Corporation to comply fully with the Anti-Corruption Laws.

The CFPOA

The CFPOA prohibits, in order to obtain or retain business or to retain or obtain an advantage in the course of business, the offering, giving, or agreeing to give or offer a loan, reward, advantage, or benefit of any kind, directly or indirectly, to a Foreign Official, or to any person for the benefit of a Foreign Official, (1) as consideration for an act or omission by the Foreign Official in connection with the performance of the Foreign Official’s duties or functions; or (2) to induce the Foreign Official to use his or her position to influence any acts or decisions of the foreign state or public international organization for which the Foreign Official performs duties or functions.

Other Anti-Corruption Laws

Depending on the countries in which the Corporation conducts business, there may be other Anti-Corruption Laws applicable to its operations. For example, the Criminal Codes of Colombia and Peru both prohibit the bribery of Foreign Officials. In addition, in July 2011, Colombia enacted a new Anti-Corruption Statute which can apply to the Corporation’s business activities. Any director, officer, employee, or Third Party engaged to act on the Corporation’s behalf, who is uncertain about whether anti-corruption laws other than the CFPOA may apply to particular situations, must consult with the Corporation’s Chief Corporate Auditor and Risk Officer (CCARO) or the Compliance Officer.

Foreign Officials

This Policy applies to payments to any person, including Foreign Officials of any branch of government (executive, administrative, legislative, or judicial) whether foreign, national, state, or local, and regardless of rank or position. Foreign Officials are broadly defined to include officials, employees, agents, and representatives of government agencies or instrumentalities, as well as public international organizations. Importantly, it also includes persons employed by commercial enterprises owned or controlled by governments and private persons with responsibilities similar to those of government employees, such as private engineers retained by government agencies to advise on regulatory approvals.

2

Books, Records, and Internal Controls

While the CFPOA does not contain a specific provision requiring the Corporation to maintain accurate books and records, Canadian companies must comply with the Canada Business Corporations Act and provincial corporate and taxation statutes and securities laws requiring that companies keep accurate books and records and that financial statements be prepared in accordance with generally accepted accounting principles.

For example, a hospitality expenditure that is consistent with the CFPOA may give rise to liability under the Canada Business Corporations Act and/or provincial corporate and taxation statutes and securities laws if it is inaccurately recorded on the Corporation’s books and records.

It is the policy of the Corporation that all directors, officers, employees, and Third Parties of the Corporation maintain a reasonable system of internal controls to prevent any prohibited payments and that the records of their Corporation activities be fair and accurate and that they comply with all Corporation policies and procedures. Additional guidance regarding proper accounting and recordkeeping are discussed in more detail below.

Third Party Payments

Payments through Third Parties with the Corporation’s knowledge that some or all of the payments will improperly go directly or indirectly to a Foreign Official or private person are also prohibited.

It is not necessary to have actual knowledge that an improper payment will be made to a person by a Third Party. Deliberate ignorance or conscious disregard of the facts can also constitute knowledge of a payment. Thus, it is important for the Corporation’s directors, officers, employees, and Third Parties to make reasonable inquiries when dealings with Third Parties may give rise to improper payments. These due diligence obligations are discussed in more detail in Appendix B.

Failure to Comply

Violation of any Anti-Corruption Laws may expose the Corporation and its directors, officers, employees, and Third Parties to significant criminal and/or civil sanctions. Such violation of law or of this Policy may result in the Corporation taking disciplinary or other action against the persons concerned, including termination.

3

ANTI-CORRUPTION COMPLIANCE PROCEDURES

Administration

The Corporation will administer this Policy in accordance with APPENDIX C.

PENALTIES

Violations of the Anti-Corruption Laws may result in significant criminal or civil penalties for the Corporation and for those individuals involved. Fines imposed on individuals may not be paid by the Corporation.

A violation may also result in disciplinary action by the Corporation, up to and including termination of employment.

Third Parties found to have violated anti-corruption laws or this Policy will be terminated, and the Corporation may seek to recover its damages from the Third Party and to recover any compensation paid to the Third Party.

REPORTING

Anyone who believes that the Corporation is about to engage in activities, or has engaged in activities, that may violate any Anti-Corruption Laws or this Policy should immediately report the information in accordance with existing policies for Reports and Complaints found in the Corporation’s Code. However, if you feel uncomfortable following such procedures, or there are circumstances which make it difficult to follow existing policies and procedures for reporting potential violations or complaints, or if you have any specific or general questions, you may contact the CCARO or Compliance Officer. Alternatively, you can utilize the Corporation's “Whistleblower” hotline, described in greater detail in the Whistleblower Compliance Hotline memorandum.

Directors and officers should promptly report any violations or suspicions to the Chairperson of the Board or to the relevant committee Chairperson.

Additional information regarding reporting is provided in sections of the Corporation’s Code entitled “Treatment of Reports and Complaints,” “Penalties for Violation of the Code,” “Contact Information,” “Disciplinary Action for Code Violations,” and “Legal Notice.”

The Corporation will not impose sanctions on or permit retribution against a person who promptly reports information of violations and who has not himself or herself engaged in offending activities.

QUESTIONS

Any questions concerning this Policy may be addressed to the Corporation’s CCARO or Compliance Officer.

4

CURRENCY OF THIS POLICY

This Policy was approved by the Board on December, 2012.

5

APPENDIX A

DEFINITIONS

TERM	MEANING

Anti-Corruption Laws	Canada’s Corruption of Foreign Public Officials Act (“CFPOA”), applicable local anti-corruption laws.

Benefit of Any Kind (CFPOA)	Includes, but is not limited to, cash, gifts, gift cards, electronic equipment, clothing, jewelry, meals, entertainment (for example, concert, theater, sports, or other events), travel, lodging, transportation, loans, loan guarantees, extension of credit, use of property or equipment, charitable and political contributions, incentive payments, and jobs, or any offers of the same.

Foreign Official	• All officials, employees, agents, and representatives of any branch or level of a foreign government (executive, administrative, legislative, or judicial, and national, state or local) or of any foreign government department or agency;

• persons who perform public duties or functions for a foreign state, including persons employed by a board, commission, corporation, or other body or authority that is established to perform a duty or function;

• directors, officers, and employees of foreign government-owned or government-controlled companies (including their agents, consultants, or other representatives);

• any officers, employees, or agents of a public international organization (for example, the World Bank, the United Nations, or the European Union).

Third Parties	Consultants, agents, contractors, representatives, and other third parties acting on behalf of the Corporation.

6

APPENDIX B

ANTI-CORRUPTION COMPLIANCE POLICIES AND PROCEDURES

Risk Assessment

The Corporation will conduct periodically a written risk assessment to identify and prioritize anti-corruption risks. This will include an evaluation of where the Corporation operates, the markets for its particular services, the extent to which it uses Third Parties, and the degree of interaction with Foreign Officials. The Corporation will adjust its policies and procedures as needed, to minimize risks identified through the risk assessment process.

Financial and Accounting Records

This Policy requires that all books, records and accounts of the Corporation be kept in “reasonable detail” to reflect accurately and fairly transactions and dispositions of assets. The Corporation also will devise a system of internal accounting controls sufficient to provide “reasonable assurance”: (1) that transactions are executed in accordance with management's general or specific authorization; (2) that transactions are recorded in such a way as to allow preparation of a report that is in conformity with generally accepted accounting principles; (3) that access to assets is permitted only in accordance with management's general or specific authorization; and (4) that the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. False, misleading, incomplete, inaccurate, or artificial entries in such books and records are strictly prohibited. Additional guidance regarding financial and accounting records is provided in sections of the Corporation’s Code entitled “Accuracy of Books and Records,” and “Accounting, Auditing or Disclosure Concerns.”

Use of Third Parties

The engagement of Third Parties raises special concerns for compliance with this Policy. The Corporation has less control over the conduct of Third Parties than it does over the conduct of its own personnel, whom it can readily train and discipline. Therefore, the Corporation must exercise due diligence to ensure that it has formed relationships with reputable and qualified Third Parties.

Due Diligence

No Third Party may be retained without prior written approval of the CCARO or Compliance Officer after the satisfactory completion of standard due diligence, based on a form available from the CCARO or Compliance Officer. Records of such due diligence must maintained and a copy forwarded to the CCARO or Compliance Officer. Such due diligence should be re-performed at least once every three years.

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Agreements

Agreements between the Corporation and any Third Parties must be in writing and approved in advance by the CCARO or Compliance Officer. Standard provisions are available from the CCARO or Compliance Officer and should be included, where appropriate, in all contracts with Third Parties. Standard provisions include anti-corruption representations and undertakings. Copies of fully signed agreements should be forwarded to the CCARO or Compliance Officer.

Monitoring and Payments

Once the Corporation retains a Third Party, the Corporation will continue to monitor the Third Party’s on-going activities for any anti-corruption concerns. Any director, officer, or employee who becomes aware of any red flags or reasonably suspects conduct by a Third Party inconsistent with the Anti-Corruption Laws or contractual terms must promptly report such concerns to the CCARO or the Compliance Officer.

Payments to a Third Party are permitted only if reasonably related to legitimate services performed and made pursuant to a written agreement.

Acquisitions and Joint Ventures

Acquisitions and joint ventures pose special anti-corruption compliance issues. Before making an acquisition or entering into a joint venture, the Corporation needs to determine that the enterprise to be acquired or the prospective joint venture partner does not present unreasonable risks of past or future anti-corruption violations that may become liabilities of the Corporation.

Due Diligence

Standard due diligence should be conducted in advance of acquiring any business or entering into any joint venture. Records of such due diligence should be maintained and a copy forwarded to the CCARO or Compliance Officer.

Contractual Provisions

Standard anti-corruption provisions, as appropriate, should be included in all acquisition and joint venture agreements. Copies of fully signed agreements should be forwarded to the CCARO, Compliance Officer or the Corporation’s Audit Committee.

Hiring Relatives or Close Associates of Foreign Officials

The Corporation’s [INSERT POLICY NAME] sets forth the existing policy for the hiring of relatives or close associates of foreign officials which is the responsibility of the Corporation’s Human Resources Department. The Corporation’s existing policy addresses the anti-corruption risks when hiring relatives or close associates of Foreign Officials.

Gifts and Entertainment

The CFPOA provides a defense that permits a loan, reward, advantage, or benefit made to pay the reasonable expenses incurred in good faith by or on behalf of a Foreign Official in relation to the promotion, demonstration or explanation of a company’s products, or in relation to the execution of a contract with the foreign state.

8

In determining whether an expense is “reasonable” and incurred in good faith, the Corporation will examine and weigh several factors:

•	The nature of the business relationship between the Corporation and the government;

•	The rank of the government official and influence the official has over the awarding of any possible benefit or contract to the Corporation;

•	The amount of the expense and whether it is “modest” in relation to the amount of existing or potential business and intended to promote “cordial” relations between the Corporation and the government;

•	Whether the expense is “routine” and not perceived as “extraordinary” within the market; and

•	Whether the expense is being incurred in relation to the company’s presentation of its business to the government.

Under the CFPOA, however, gifts and entertainment that seek to influence a Foreign Official’s actions to obtain or retain business or to induce improper performance are impermissible. Generally, the more lavish the gift or entertainment, the more influence the benefiting Foreign Official wields with respect to the company’s business, and the less directly related to the company’s presentation of its business is the particular gift or entertainment, the more likely it is that the expenditure is a violation of law. Furthermore, though a single gift or entertainment may be small, such gift or entertainment may violate the law if, combined with other forms of hospitality over a period of time, the cumulative effect is improperly to influence a Foreign Official.

Other anti-corruption laws may limit the permissibility of gifts and entertainment for the benefit of Foreign Officials. Furthermore, the Anti-Corruption Laws may consider a wide range of business people as Foreign Officials, such as employees and agents of state- owned enterprises.

Accordingly, the Corporation’s directors, officers, employees, and Third Parties may not extend gifts or entertainment for the benefit of Foreign Officials without securing appropriate approval from the CCARO or Compliance Officer, or a designated official.

Additional guidelines regarding gifts and entertainment are provided in the sections of the Corporation’s Code entitled “Giving Gifts,” and “Receiving Gifts.”

Facilitating Payments

The CFPOA prohibition on payments does not extend to payments made for the purpose of expediting or securing routine governmental action by a Foreign Official. Routine governmental actions include:

9

•	obtaining permits, licenses or other official documents to qualify a person to do business in a country other than Canada;

•	processing governmental papers, such as visas and work permits;

•	providing services normally offered to the public, mail pick-up and delivery, telecommunications services, and power and water supply;

•	providing services normally provided as required, such as police or military security protection, loading and unloading cargo, protecting perishable products or commodities from deterioration; or scheduling inspections associated with contract performance, or inspections related to transit of goods across country; and

•	actions of a similar nature.

In determining whether a government service is “routine” several factors should be examined:

•	whether the Corporation negotiated the terms for obtaining government services and entered into a written contract which describes all the terms and conditions for obtaining such government services;

•	whether the government service is a “basic” government service needed to provide the Corporation’s services such as security and other typical service (e.g. security, police or military protection); and

•	whether the written contract describes all payments or compensation to the government for providing such services;

It is extremely difficult to distinguish between payments that are legal under the Anti- Corruption Laws and illegal bribes. If the governmental action requires the exercise of any judgment or discretion, then the governmental action is not “routine” for purposes of the CFPOA. Consequently, no “facilitation” payment or promise of payment to any government official may be made unless such offer, promise, or payment has been approved in accordance with the procedures specified below.

All facilitating payments must be discussed with a supervisor before payment and recorded in the general ledger as a “Facilitating Payment” and should show the amount, purpose, name, title, and function of the person to whom the payment was made. The Corporation’s accounting system must code such payments under a single “Facilitating Payments” accounting code. The Corporation will periodically conduct an audit to ensure that facilitating payments are lawful and in accordance with this Policy.

Charitable Contributions

Charitable contributions by or on behalf of the Corporation may violate the Anti- Corruption Laws. Particular care must be taken if a charitable donation is directed or solicited by a Foreign Official, or if the charitable organization to which a donation is being considered is associated with a Foreign Official or an immediate family member of a Foreign Official. Charitable contributions made by the Corporation must be given only to purely charitable organizations for proper charitable purposes.

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All charitable donations made by or on behalf of the Corporation must receive appropriate approval from the CCARO, Compliance Officer or a designated official.

Political Contributions

Under Canadian law, corporations are prohibited from making any payments to political parties, party officials, and political candidates. Furthermore, local political contributions by foreign enterprises are often unlawful under local election laws.

Annual Training and Audits

The Corporation will provide annual anti-corruption training to its directors, officers, relevant employees, and Third Parties. Training sessions may include on-line courses and in-person presentations regarding the Anti-Corruption Laws as well as this Policy. Records of all training provided, both on-line and in-person, shall be maintained, by the CCARO or Compliance Officer.

Certification of Compliance

No less frequently than annually, the Corporation’s directors, officers, employees, and all Third Parties will execute an anti-corruption compliance certification substantially in the form attached as APPENDIX D (for directors, officers, and employees) and APPENDIX E (for Third Parties).

Auditing

Testing and analysis of Corporation transactions and procedures for possible violation of this Policy shall be a regular part of the audit process, and the Corporation shall cause periodic audits to be conducted.

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APPENDIX C

ADMINISTRATION OF THE CORPORATION’S ANTI-CORRUPTION POLICY

Administration of the Policy

The Policy will be administered by the Corporation’s Board of Directors, the Audit Committee, the Chief Corporate Auditor and Risk Officer, the Compliance Officer, the Corporation’s Legal Department, and Internal Audit.

Board of Directors

The Board has specifically directed issuance and implementation of the Policy and retains ultimate responsibility for ensuring that the Corporation meets its obligations under the Anti-Corruption Laws. The Board has delegated certain responsibilities for administration of the Policy to its Audit Committee and to certain officers of the Corporation.

Audit Committee

The Audit Committee meets periodically to ensure effective implementation of the Policy and to discuss and review any business related compliance issues.

The Audit Committee is charged with responsibility for:

•	overseeing administration of the Policy;

•	evaluating and recommending to the Board possible amendments to the Policy;

•	reviewing the findings of the Legal Department regarding possible violations of the Policy;

•	where the circumstances warrant, undertaking an independent investigation of possible violations of the Policy; and

•	reporting to the Board at least quarterly on the status of the Corporation’s compliance with the Policy.

Chief Corporate Auditor and Risk Officer (CCARO)

The CCARO has responsibility for:

•	overall implementation and effective oversight of policies and procedures relating to the Policy;

•	assisting the Legal Department, as needed, in respect of the Anti-Corruption Policy;

•	where the circumstances warrant, referring to the Compliance Officer any questions, reports, or complaints the CCO receives regarding adherence to the Policy;

•	immediately reporting to the Compliance Officer any material violations of the Policy that appear to have occurred;

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•	assisting the Legal Department in investigating possible violations of the Policy unless the Audit Committee determines that an independent investigation is warranted; and

•	Reporting to the Audit Committee at least quarterly on the status of the Corporation’s compliance with the Policy.

In carrying out the foregoing responsibilities, the CCARO may utilize the assistance of qualified staff members, investigators, forensic accountants, and outside legal counsel.

Compliance Officer

The Compliance Officer has responsibility for:

•	day-to-day administration of the Policy;

•	Assisting the Legal Department, as needed, in respect to this Anti-Corruption policy.

•	advising Corporation personnel on any legal issues related to compliance with the Policy;

•	coordination of anti-corruption education and training programs as required by the Policy;

•	administration of the Policy hotlines;

•	remaining current on best practices in anti-corruption and corporate compliance policies and procedures;

•	administration of the Annual Certification program;

•	receiving and responding to questions, reports, and complaints regarding adherence to the Policy, after consultation with the CCARO and/or the Audit Committee where appropriate; and

•	immediately reporting to the CCARO or, where appropriate, the Audit Committee any material violations of the Policy that appear to have occurred.

Internal Audit

The Internal Audit Department will assist with enforcement of the Policy by routinely and regularly including in the internal audit process questions and reviews designed to test and verify compliance with the Policy. Internal Audit will immediately notify the CCARO, the Compliance Officer, the Legal Department, and the Audit Committee, as appropriate, when any credible indication of a failure to comply with the Policy comes to its attention.

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APPENDIX D

ANTI-CORRUPTION COMPLIANCE CERTIFICATION

FOR DIRECTORS, OFFICERS, AND EMPLOYEES

1.        I, [NAME], a [DIRECTOR/OFFICER/EMPLOYEE] of [FILL IN THE CORPORATION ENTITY NAME] (“the Corporation”), do hereby certify that I have complied with the Corporation’s Anti-Corruption Compliance Policy and with any applicable anti-corruption laws, including but not limited to Canada’s Corruption of Foreign Public Officials Act and will continue to comply with them during the duration of my [DIRECTORSHIP/OFFICERSHIP/EMPLOYMENT] with the Corporation.

2.        I hereby confirm that should I learn of any past or anticipated failure to comply with the Anti-Corruption Policy or with any applicable anti-corruption laws, including but not limited to Canada’s Corruption of Foreign Public Officials Act, I will immediately advise the CCARO or the Compliance Officer of the Corporation.

3.        I hereby certify that, in accordance with the Corporation’s Anti-Corruption Compliance Policy, all books, records, and accounts for which I am responsible, or of which I am aware through my business activities on behalf of, accurately and fairly reflect all transactions and dispositions of the Corporation’s assets.

[DIRECTOR OR EMPLOYEE]

BY:

NAME:

TITLE:

DATE:

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APPENDIX E

ANTI-CORRUPTION COMPLIANCE CERTIFICATION
FOR THIRD PARTIES

1.        I, [NAME], a duly authorized representative of [THIRD PARTY], do hereby certify for and on its behalf that I and, to my knowledge, every director, employee, Third Party, and agent of [THIRD PARTY] has complied with [FILL IN CORPORATION ENTITY NAME]’s(“the Corporation”) Anti-Corruption Compliance Policy and with any applicable anti-corruption laws, including but not limited to Canada’s Corruption of Foreign Public Officials Act and will continue to comply with them during the duration of [THIRD PARTY]’s agreement with the Corporation.

2.        I hereby confirm that should I learn of any past or anticipated failure to comply with the Global Anti-Corruption Policy or with any applicable anti-corruption laws, including but not limited to the Canada’s Corruption of Foreign Public Officials Act I will immediately advise the CCARO or the Compliance Officer of the Corporation.

3.        I hereby certify that, in accordance with the Corporation’s Anti-Corruption Compliance Policy, all books, records, and accounts for which I or [THIRD PARTY] are responsible, or of which I am aware through my business activities on behalf of the Corporation, accurately and fairly reflect all transactions and dispositions of the Corporation’s assets.

[THIRD PARTY]

BY:

NAME:

TITLE:

DATE:

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